RESTAURANT LEASE 1",1, •• , THIS RESTAURANT LEASE (the "Lease"), dated for reference purposes as of J'Ii~,';j ) c,-"- 2014 ( the "[ease Execution Date'). is entered into by and between Sunset Triangle Investors, LLL a Ca lifornia Iimileu liabil ily company (,'Landlord"). and La Conq, LLC. a Ca li fornia limited li ability company (' 'Tenant'' herein), Land lord and Tenant hereby agree as fo ll ows: SECTION L FUNDAMENTAL PROVISIONS (A) Prem ises: The leased premises (the "Premises") consist of rest au ram space located at 370 1 Slmset Blvd. in the City of Los Angeles, Ca lifornia. Subject to the fo regoing and the other terms and conditions of this Lease, the floor area of tbe Prem ises comprises of approximately 2,434 square feet (incl usive of the indoor patio) rentable square feet (the "Floor Area of the Premises"). The Prem ises are dep icted on th e floor plan anachcd as Exhibit A (the "Floor Plan"). Tenant expressly acknowledges that the black shack behind 3701 W. SunserBlvd .. Los AngcJes, Ca lifornia , 90026 is not part of the Premist:s. (B) Legal Non-Confollll ing Use: The Premises is cU lTently a legal non-conforming usc, Landlord will nut approve any building improvements or applications which may im pact or change the status of the existing legal non-conform ing use, (C) Lease Tenn : The Lease shall be for a term of One Hundred and Twenty Seven (117) months fo ll owing the Commencement Date (the "Lease Tcrm "), and shall exp ire at midnight On the last day of the Lease Term. rmless sooner terminated as herein prov ided (the "Lease Termination Date") , (D) Lease Execution Date: As set forth in the initial paragraph above. (El Lease Commencement Date: Lease Exec ution Date. (F) Rent Commencemen t Date: Seven (7) months fo ll owi ng Lease Commencement Date. No later than August 30, 2014 or Land lord shall ha\"e the option to temlinate the Lease upon noti ce to Tenant. (G) Minimum MonthlyRent. Subject to H below, the Minimum Monthly Rent starring in Year Onc shal l be S 13,265 .30 (Thil1een Thousand Two Hundred and Sixty Five Dollars and Th irty Cents) with the first month's rent and Security Dcposit as provided for below payab le upon exec ution of the Lease, For purposes of the above schedule, "Month I" means the 1110nth during which the Commencemem Dale occurs.

(H) Annual Monthly Rent Incrcascs: The Minimum Monthl y Rent shall increase by three perccnt (3%) each year during the Lease Term and any ex tens ion. with the first sllch increase commencing on the anniYersary dale of the lease commencement date. (I ) Ex tension Option. Pursuant [ 0 Exhibit B allached to th is Leasc. landlord grants to Tenant two (2) options to extend the lease Term. If Tenant timely aDd properly exerci ses such extension 0plion(s) in accordance w ith Exh ibit B, then all references in Ihis Lease to the Lease Ten" shall mean the lease Ten" as ex tended pursuant to Exh ibi t B, and all references to the Lease Termination Date shal l mean th e Leasc Term as extendcd pursuant to Exhibit B. Minimum Monthly Rent duri ng any such ex tension of the lease Ten" sha ll be detellllined as set forth in Exhibit B. (J) Tenan t Improvement Allowance: Landlord agrees to pay Tenant a Tenant Improvement A ll owance of565.000 immediately upon evidence thal lhe l iquor license has tran sfCITed into Tenant·s name/entity, upon wh ich tim e Tenant waives any righttD cancel lease. (K) Security Deposit: Concurrently with the execution of thi s Lease. Tenanl sha ll deli ver to Landlord the Security Deposit as set fo rth on Exhibit F attached bereto (the '·SO·') . Upon any uncured default or breach of thi s lease by Tenant, Land lord shall be entitled to draw upon the SO. Any such draw shall be without waiyer or any rights landlord may have under this Lease or at law or in equity as a result of Ihe default, as a s~toff for full or partia l compensati on for the default. If any portion of the SD is drawn upon after a defau lt by Tenant, Tenant sha ll within ten (10) business days after "'Tinen deman d by Landlord or Tenam shall deposit wi th l andl ord in cash an alllount that when combined wi lh the undrawn amount remaining under the SO equals the tolal SD. Failu re to compl y with the immediately preceding sentence with sueh ten (10) business days shall be a del" ult by Tenant under Ihis lease. landlord shall not be required 10 keep the SD separate from its general funds and Tenant shall nO! be entitled to interest on slIch SD; Tenant waives the provisions of Cal ifo rnia Civ il Code Section 1950.7. and a ll other proYisiol1s of law now in force or Ihal become in fo rce after the date of execution of this Lease thai proyide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in thc paymcnt of relll , to repair damage caused by Tenan l, or to clean the Prcmises. (l l Ulilities Used on the Prem ises: I\ s bill ed pursuant to Seclion 15 hereof. (M) Common Area Maintenance Charges : As bi llcd pursuant to Sections 24 through 27 hereof. (N) Common Area Utility Charges : As billed pUrSUal1l10 Sections 25 through 27 hereof. (0) Permitted Uses: As sel forth in Section 19. (P) Business Hours: As sei forth in Section 18. 2 grou nd and underl ying leases and mOl1gages which now or hereafter affect this Lease as provided herein. SECTlOI\ 5. SURRENDER OF POSSESSION Upon lhe expirati on o r other lcnninalion of the Lease Tenl1, Tenant shall pro mptly and peacefully surrender the Premises to Landlord. broom clean, in good condition and repa ir. except for ordinary wear and tear, and Tenant shall remove all of its trade tixtures and equipm ent from the Premises. Any damage caused by such remova l sha ll be repaired by Tenant at its expense. Any trade tixmfcs. personal property or equ ipment not removed by Tenant on or prior to the expiratjon or earlier termina tion of the Lease Term shall be deemed to have become fixtures (as to trade fixtures). or abandoned (as to personal property and equipment). Landlord may store personal property or eq uipment left on Ihe Premises in Tena nt ' s name. at Tenant"s cost, and without notice to Tenant. and thereafter Landlord may dispose of such property as provided by law. Tenant hereby wai ve, all claims for damages that may be caused by Landlord terminating Tenant' s occupancy in accordance with th is Lease or removi ng and storin g Tenant' s personal properly. and wil l hold Landl ord hanlli ess from loss, COStS, or damages occasioned thereby. Removal of trade fixUlres shall be at the sale cost and ex pense of Tenant. If Landlord sells or retains such o'ade fixtures. Landlord may rece ive and retain the proceeds of sucb sa le to offset agaillst the costs inc lined by Landlord in stori ng and sel ling such property and any other amo unts due under thi s Lease. Tenant shall also del iver all keys belonging to the Prem ises to Land lord or Landlord's agent on the date the Lease exp ires or otherwise tenn inates; provided , however. the del ivery of keys to any employee or agent of Landl ord shall not operate as a termination of th is Lease or a sun'ender of the Premises. SECTION 6. ACCESS BY LANDLORD Landlord and its agents shall ha ve the right to enter into and upon tbe Premises at all reasonable ti mes fo ll owing reasonable prior notice to Tenant fo r the purposes of inspecting. clean ing, repairing, altering, adding to, or improving the Premises or the Building, but thi s right shall not be construed as an agreement on the part of Landlord to perfonn such acts . Landlord sha ll have the right to show the Premises to prospective tenants for six (6) months prior to the expiration of the Lease Term and to place and maintain "For Rent" signs in a conspicuous place on th e Premises for ni nety (90) days prior 10 th e expirati on ur the Lease Term. SECTION 7. OPERATING COVENANT - AB. ... rno 'ME NT Tenant covenantS and agrees that during the Lease Term it will continuously and un intenuptedl y operate and conduct within the Premises the business that it is required to operate a!ld conduct und er the provisio ns hereof excepl while the Premises are being remode led or are unrentab le by reason of fire or other unavoidable casualty. and that il wi ll at all times kecp and maintain w ithin and upon the Premises an adequate stock of merchandi se and trade fixtures and have suffi cicnt person nel to service and suppl y thc usual and ordinary demand and requirements of its customers. Tenant agrees that it w ill keep the Premi ses in a neat. clean and orderly condi tion and that all lrash and rubbi sh generated by it shall be deposited within prescribed receptacles in designated service areas. and Tenant shall leave Ihe service areas in a clean and orderly condition. Tenant further acknowledges an d agrees that Landlo rd has the sole right to determine the 4 appropriatc mix of tenants at rhe Building and to change sllch mi x in Landlord 's discretion from timc to time . In light of the foregoing considerations. Tenant agrees thar. ill the event that Tenant rail s to oren for business for ten (10) consecut ive business days, Landlord shall be entitled to deem the Premises abandoned . Without waiving any other rights hereunder, if landlord deems the Promises abandoned it shall post conspicuously 011 the door of the Premises a notice that the Prem ises are deemed abandoned and mai l a copy of such notice pursuant herein . If Tenant fails to meet and confer with Landlord at the Landl ord's omces. personally or through a representative aut horized to accept service of process, and such fai lure continues for ten (10) days following the mailing of the notice of abandonment (running concurrently with, not in addition to, any stannory notice period required for termination of the tenancy). Landlord shaU be entitled to re-enter and re take the Premises by any reasonable means. inc luding, without limitation. removi ng and/or replacing the locks. Landlord shall also be entitled to re-let the l'rcmises, and sell any or all goods found tbereon. Tenant IVai,-es any and aU claims for damages based upon Landlord ' s re-entry Or re- letting of the Premises, or sa le of goods in compliance with this Section. Landlord's rights under this section are in addition to all other rights and remedies avai lab le to Landlord for breach of any provision of thi s Lease. SECTION 8. HOLDOVER TENANCY rf with Landlord', consent Tenant shall retain possession of the Premises or an y part thcreof following the expiration or sooner tennination of this Lease for any reason, Tenant shall becomc a tenant from month to month at a minimnl11 monthly rental of onc hundred fifty percent ( 150%) orthe amount of the Minimum Monthly Rent for the last month of the Lease Term. Such tenancy shall be subject to all orthe co.nditions. provis ions and obligations of this Lease insofar as the samc arc applicable to a month ro month tenancy and shall continue until terminated by Landlord or Tenant, such tenllination to be exercised by the terminating party giving at least lhirty (30) days' prior written notice to the other party. Nothing in this section shall be deemed to be a grant to Tenant of any righ t to holdover. and if Landlord does not consent to such holding over. Tenant shall be deemed a trespasser and Landlord may exercise all rights and remed ies under this Lease or applicable law to regain possession of the Premises. SECTION 9. MI.J.'<IMUM MONTHLY RENT AND ADDITIONAL RENT Tenant agrees to pay rent to Landlord , without notice or demand and withoUl offset or deduction. at Landlord's address sct forth in Section I, or sllch place as Landlord may by notice to Tenant from time to ti me direct, as follows: (A) The Minimum Monthly Rent set forth in Section leG), in advancc on the first day of each month ofrbe lease Term and any extensions thereof. except that the firsl mooth ' , installment of Minimum Monthly Rent shall be paid by Tenant upon the execution of this Lease and subject to the Rent Commencement Date in Section I (Fl. (B) All charges other than Minimum Monthly Rent payable by Tenant hereundc r shall be deemed "Additional Rent," and landlord shall have the same remedies for a default in payment of Additiona l Rent as fo r a default in the payment of Minimum Month ly Rent. The failure of any bank to honor a check ofT enant in payment of Minimum Monthly Rent or Additional Rent shall be a default hereunder. The Mi nimum Monthly 5

Rent and Add itiona l Rem (including. without limitation, any charges du e under this lease) are sometimes herein collecti vely referred to as "Rent"" or "rent." SECTJOI" 10. LIQ UOR T.TCENSE Tenant requests lhat the ABC License Type 47 #3 15174 (the "License") currentl y owned by Jesus M Pimo dba EI Conquistador be acquired for 565.000 for the benefit of Tenant. Tenant is solely responsib le for completing the transfer oftbe liq uor license. Tenant has advised Landlord that Tenant is an experienced restauralll operator and that it is familiar with the procedures for acquiring the License and shall acquire the License through an escrow (the "Escrow"). Tenant agrees to begi n the process of the liquor license transfer immediately upon l ease Execution . In the event Tenant has actively pursued transfer ofrhe li quor li cense. but as of ninety (90) days afler the Commencement Date, the liquor license is not transferred. Tenaut shall have the right to cance l tbe Lease agreement upon wrinen notice to Landlord. In the event the liquor lice nse has not been transferred to Tenant as of the expiration of sa id ninety (90) period. Landlord may thereafter tenninate this Lease agreement upon wrillen notice to Tenant. In the event that Tenant is in default and docs not cure their default, or upon lease expiratlon, Tenant agrees to immcdiately seU or assign liquor license back to Landlord for the amount of S 1.00. Tenant expressly acknowledges and agrees that in the event Tenan t breaches the foregojng but not immediately transferring the liquor license to landlord, then in addition to its other remedies. l andlord shal l be entitled to specific performance and other equitable remedies without the necessi ty of proving the inadequacy of its legal remedies. SECTION 11. TENANT IMPROVEMENT ALLOWANCE landlord agrees to pay Tenant a Tenant Improvement Allowance of ~65,000 immediately upon evidence that the liquor license has transferred in to Tenant's name/entity. upon wh ich time Tenant waives its right to cancel the lease pursuant to Section 10. SECTION 12. SECURITY INTEREST As additional security for Tenant's obligations under this Lease, Tenant hereby grants to landlord a lien and security interest in and to al l present and future right, title and interest of Tenant in and to the fo ll owi ng (the "Collateral' "): (a) all inventory, equipment, tixtures and oth er goods (as thosc tcrms are defined in Division 9 of the Ca liforn ia Unifol1n Commerc ial Code (I he ·'UCC·). and whether existing now or in the futurc) now or in the future located at, upon or aboUl, or aftixed or attached to or installed in , the Premises. or used or to be used in connection w ith or othelwise relat ing to the Prcmises or the ownership , use, development, constlUction, maintenance, management. operation, marketing, leas ing or occupancy of the Premises; (b) all present and fu ture right. tit le and interest of Ten ant in and to all accounts, genera l intangibles. chattel paper, deposit accounts. money. instruments and documents (as those terms are delined in the UCC) and a ll other agreements . obligations, righrs and wrinen materials (in each case whether existing now or in the fll rurc) now or in the future relating to or othcrwise arising in connection with or derived frum the Premises . Tenan t hereby grants Land lord the right to file a financing statement in the appropriate filing office to perfect Landlord 's security interest in and to the personal property 6 described abovc. Landlord shall have, in addition to all rights and remedics provided herein. all the rights and remedies or a "secured party" under the UCC and other app li cab le law. SECTION 13. LATE CHARGES Tcnam hereby ac.knowledges that late payment by Tenant lo Landlord of Rent and other sums due hereunder wi ll cause Landlord to incur costs not contemplated by this Lease. the exact amount of whi ch wi ll be extremely diffi cult to ascertain . Sucb costS include. but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the tel1115 of any Illaster lease, 1ll0l1gage, or deed oftntst eovcring the Premises . Accordingly. if any installment or Rent or any other sum due from Tenant shall not be receivcd by Landlord or Landlord's designee by the end of business hours on the fourth (4'h) day after the day such amount was due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amoun!. The parties hereby agree that such late charge represems a fair and reasonable estimate of the costs Landlord will incur by reason of late payment of TenanL. Acceptance of such late charge by Landlord shall in no event constitute a waive r ofTcnant's default with respect to such overdue amount nor prevent Land lord from exercising any of thc other rights and remed ies granted hereunder including. without limi tation. Landlord's option to declare tbat tbe Lease is tertninated. Where Tenant is in an'ears in paymem of Rent or any other charges due hereunder. Landlord shall hal'e the right, in its sole and absolute discretion, to apply any monies rece ived from Tenam to the overdue charges or to any amoums due hereunder, regardless of any designation of such payments made by Tenant. SERCTION t4 . TAXES On the tirst day of each month. Tcnant sha ll pay to Landlord , in advancc, one twelfth (111 2) of the es timated Taxes Applicable to the Premises. "Taxes" shall mean and include a ll real estate taxes. assessments. gOI'ernmental levies, municipal taxes. COWlty taxes or any other governmenta l charge, general or special , ordinary or extrao rdinary, unforeseen as well as foreseen, ofany kind or na mre whatsoever. which arc or may be assessed, levied or imposed upon all or any pan of the land. the Building and the sidewalks. plazas or streets in front of or adjacent thereto, including any tax attributable to a change of ownership of the Building or the Building or the making of improvemenrs at th e Build ing or th e ProperlY. any tax, excise or fee measured by or payable with respect to any rent and levied against Landlord, and any expenses incuITed by Landlord in contest ing any of the foregoing or assessed valuations. If, due to a fumre change in the method of taxation or in the taxing authority, a new or additional real estate tax or a fra nchi se, income. rransiL. profit or other tax or govel11mcntal imposition, however desil,'I1ated, shall be levied against Land lord, the Building. and/or all or any part oftbe Building, or sidewalk. in addition to or in substitution for, in whole or in part. any tax which wou ld constilUte Taxes or in li eu of additional Taxes. sllch tax or imposi tion shal l be deemed for purposes hereof to be included with in Taxes . ''Taxes Applicable to the Premises" shall mean , in the case the Building or the parcel on whi ch the Building is located is separately assessed, th e ratio that the floor Area ofrhe Premises bears to the Floor Area of the assessed parcel or Building. Tenant sha ll also pay to Landlord as Additional Rent Tenant's share (based on the same propol1ion as is llsed to calculate the "Taxes Applicable [0 the Premises") ofthc cost and expenses 7 paid or incurred by Landlord for professional or other services (including but not limited to fees and expenses of consultants, attorneys, appraisers and experts) in connection with contesting Taxes or assessments or in connection with the efforts to secure lowered real estate tax assessments on the Building or Building or to resist increased assessments. Tenant shall be liable hereunder only for such costs and expenses incurred in connection with Taxes assessed or to be assessed for tax periods occurring within the Lease Term. To the extent such costs and expenses are attributable to taxes assessed for tax periods that are only partially included within the Lease Term, Tenant's share shall be prorated. Tenant shall pay Additional Rent hereunder upon demand therefor by Landlord accompanied by suitable evidence of the amount demanded.

Tenant shall also promptly pay when due any taxes applicable to its leasehold interest and any personal property taxes levied against property of Tenant situated on the Premises directly to the appropriate taxing authority.

SECTION 15. UTILITY USAGE AT THE PREMISES

Tenant hereby covenants and agrees to pay promptly all charges for heat, light, water, sewer, garbage, pest control and for all other utilities used on or in connection with the Premises during the Lease Term. Any portion of the utility charge allocated to Common Areas shall be included in the Common Area Utility Charge as hereinafter defined. Common Area Utility Charges shall be governed by **Sections 25** through **26** of this Lease.

SECTION 16. USE OF PREMISES AND BUILDING FACILITIES

16.1 Tenant shall use the Premises solely for the purposes set forth in this Lease and for no other purpose without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Building for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Building, except as set forth in this Lease. Tenant expressly understands and acknowledges that the Premises are leased hereunder without a Conditional Use Permit ("CUP") in place and that at all times as an express condition of Tenant's Right to Use the Premises hereunder, that any such use will be consistent with the Premises current legal, non-conforming conditions such that no CUP shall be required. Subject to the foregoing, any condition and hours of use of the Premises shall be controlled by the Liquor License secure by Tenant for the Premises (collectively the "ABC" hours and conditions"). Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Building, including, without limitation, any rules and regulations that may be attached to this Lease and to any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant acknowledges that, except for Landlord's obligations pursuant to this Lease, Tenant is solely responsible for ensuring that the Premises comply with any and all governmental codes, regulations and laws applicable to Tenant's conduct of business on the Premises, and that Tenant is solely responsible for any alterations or improvements that may be required by such codes, regulations, and laws, whether now existing or

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herea fter adopted. Tenant wi ll not perf 01111 any act or can y all any practices that may injure the Premises or the Building; that may be a nu isance or menace to other tenants in the Bui lding; or that shall in any way interfere with t.he quiet enjoymel1! of such other tenanrs or residents. 16 .2 Tenant herein covenants by and for him self or herself. his or her he irs , executors, administrators and assigns, and all persons claiming under or through hi m or her, and thi s lease is made and accepted upon and subject to the fo ll owing cond itions ; That there shall be no di scriminati on against or sewegation of any person or group of persons on account of race, color, religion. creed, national origin , ancestry. ethnicity. disabi li ty, age. marital status, sex or sexual orieutatiol1 in the leasing. subleasing. transferring. lise, occupancy. tenure or enjoyment of the Premises. nor shall Tenaut or any person claiming under or through Tenant. estab lish or permi t any such practice or practices of discrimination or segregation with reference to the selection, location. number. use or occupancy of tenants. subtenants. or vendees of the Prem ises. 16.3 l undlord may, but shall have no obi igation to , in1plemcnt security measures for the Building Premises and or Build ing, such us the use of security guards, traffic patrols, searches of persons entering the Premises or Building. Building Landlord, irs agentS, employees, directOrs, shareholders: partners . parents, subsi diaries l affili ates, at torn eys, accountants . lenders and ground lessees, if any, shaU have no liability for the failure to implement or exerci se aoy such security. or (provided landlord ac ts in good fai th) the implementation or exercise of any such security measures or for any resu lling disturbance of Tenant ' s, customer ' s, employee ' s, suppli er ' s or agent ' s usc or enjoyment of the Prem ises Building. 16.4 Tenant expressly acknow ledges that the black shack behind 370 I W. Sunset B lvd., l os Angeles. Cali fnm ia, 9002(, is not part of the Premises. SECTION 17. PARKJNG Tenant sha ll have the exclusive right to use two (2) dedicated parki ng spaces in the parkil1g area located at the rear of the Prem ises at no additional charge . These spaces are available for Tenant's exclusive usc from 8am until 6pm. seven days a week. SECTION 18. BUILDING BUSINESS HOURS Landlord has no minimum or max imum building business hours ("Business I'Tours"), and only requires Tenant to operate within legal business hours as set forth in AB C liquor license or other governmental entity. 9

SECTTON 19. PERMITTED USES Tenant sha li occupy the premises for the fo llowing Pem1 itted Use ami for no other plllvose whatsoever: The opcralion ofa fu ll -service rcstaura ntfbar with a Type 471iquor license. As an exp ress condition of the Lease. Tcnant shall not engage in any use, that in Landlord's disc retion. is not in stric t conformance with any CU P/CUB or other governmenta l regulation application to tbe PreI11i~es. SECTION 20. LEGA L NON-CONFORMING USE The Premises is currently a legal non-conforming use. Landlord will not approve any building improvements or applications which may impact or change the status of the ex isting legal non-confonning use. Tenant hereby acknowledges same and for itself, its representative. affi liates. subsidiaries. Managers. Members and agents, (co ll ec tively, th e "Releasors"). does hereby fully and unconditionally remise and release, landlord. including its agents. representatives. attomeys, insureds, dircetors, officers. members, managers, shareholders and employecs (thc "Releasees"), of and from all. and all manner of. claims, causes of action. actions, ohliglllions. damages. whether known or unknown, suspected or unsuspected. and whether or not concealed or hidden. that Releasors may have. or has had , against any of the Re leasees. arising out of or relating . directly or indirectl y to this Paragraph 20. Tenant fun her hereby acknowledges that it has read this paragraph carefu ll y and understands its contents. and is aware that this is an agreement nor 1'0 sue the Releasees and constitutes a complete release o f liabi lity by it in favor of tbe Releasees as and to the ex tent provided herein. SECTTON 21. SIGNS Tenant will display no signs (each. a "Sign") and perm it no such Sign upon any patt of the Premises. exccpr in accordance with the laws and requ irements of the City and other governmental authorities and with the plior wrinen approva l of landlord of both the content and style of the Sign in Landlord's discretion. that same arc visually complimen tary to the Premises and the adjacent Ten3nt(s) . In the event Landlord approves any Sign. Tenant will nonetheless rcmove same at the expiration or tennina tion of the Lease and repair any damage or injury cansed thereby. and if not so removed by Tenant. then Landlord may remove same and repai r any damage at Tenant 's expense. In the event there becomes due to any governmental entity a charge connected with any Sign of Tenant. Tenant sha ll pay such charge in a prompt manner directly to stich governmenta l entity. SECTION 22. COM MON AREAS DEFINED "Common Areas" sha ll mean. if any. the landscaped areas. trash area , park ing area. and any other public or semi-public faci lities or improvements (includ ing building systems, interior pedestrian thoroughfares) . 10

SECTION 23. USE OF COMMON AREAS

Landlord hereby grants to Tenant and to its employees, agents, customers and invitees the non-exclusive right, in common with all other occupants of the Building, whether as tenants or as owners, and their employees, agents, customers and invitees, for and during the Lease Term, to use the Common Areas as they may exist from time to time, such use to be in accordance with rules and regulations established by Landlord from time to time by notice to Tenant. Landlord shall at all times have exclusive control and management of the Common Areas and no regulation thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent. The rules and regulations established by Landlord may include limitations on the hours during which Tenant may use the Common Areas for access to the Premises. Landlord reserves the unrestricted right, without the same constituting an eviction and without incurring any liability to Tenant therefore, to make changes in the Common Areas including, but not limited to, closing off, reducing the size of, or eliminating all or a portion of the Common Areas or changing the arrangement, size, and or location of public entrances, passageways, doors and walks. Landlord shall have the right to make such changes in the plan of the Building as Landlord deems necessary and, in respect thereto, shall have the right to erect additional sales areas, buildings, or structures, planters, planter boxes, fountains, and other landscaping devices or features and shall have the right to place sales kiosks and erect promotional and other Signs within the Common Areas as Landlord may from time to time deem desirable so long as same does not unreasonably interfere with Tenant's business operations.

SECTION 24. COMMON AREA MAINTENANCE CHARGE

Tenant shall pay Tenant's Prorata Share (calculated in accordance with **Section 26**) of the Common Area Maintenance Charge. The "**Common Area Maintenance Charge**" shall mean the actual amount of all costs and expenses of every kind or nature paid or incurred by Landlord by reason of its ownership, operation or maintenance of the Building (except utility charges provided for in **Section 25**), including, without limitation, the costs and expenses of (a) operating, maintaining (including janitorial services), and (subject to Section 16.3) securing the Common Areas (b) making repairs and replacements to the Common Areas including but not limited to improvements necessary to satisfy requirements of applicable codes and laws, (c) liability and property insurance (including rental interruption insurance) and/or self-insurance and deductibles and/or self-insured retentions, (d) advertising, common area programming and entertainment arranged by Landlord for the benefit of the Building, (e) Taxes levied on the Common Areas, (f) a reasonable allowance for the depreciation of maintenance equipment used in Common Area maintenance, (g) without duplicating any expenses included in Common Area Maintenance Charge under any other provision of this **Section 24**, any common area maintenance or other charges assessed to the Building under any covenants, conditions, restrictions or similar documents that encumber the Building (collectively, the "**CC&Rs**"); and, (h) a management charge of [NO MORE THAN] five percent (5%) of the Landlord's gross operating income of the Building. Tenant's Prorata Share of the Common Area Maintenance Charge shall be determined pursuant to **Section 26** and shall be paid pursuant to **Section 27**.

TENANT PRORATA SHARE OF THE CONTROLABLE AREA MAINTENANCE CHARGE SHALL NOT EXCEED $4.11 PER SQUARE FOOT PER YEAR (OR $10,000 PER YEAR) FOR THE PERIOD OF ONE YEAR FROM THE COMMENCEMENT OF THE LEASE. TENANT'S SHARE OF THE CONTROLLABLE COMMON AREA MAINTENANCE CHARGES SHALL NOT INCREASE BY MORE THAN FIVE PERCENTAGE (5%) PER YEAR. FOR PURPOSES HEREOF, "CONTROLLABLE COMMON AREA MAINTENANCE CHARGES" SHALL MEAN ALL COMMON AREA MAINTENANCE CHARGES OTHER THAN EXPENSES FOR TAXES, INSURANCES, COMMON AREA UTILITY CHARGES, AND PROPERTY MANAGEMENT.

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SE CTION 25. COMMON AREA UTILITY CHAR GE Tenant shall pay Tenan!"s prorata sbare (calc ulated in accordance wi th Section 22) of the Common Area Uti lity Charge. "Common Area Utili ty Charge" shall mean all costs and all expenses in cUlTed or expended for aU utility services re lated to the Common Areas including. without limitation. (a) heating. (b) lighting. (c) g.arbage. (d) pest contro l, and (e) water ano sewer charges. Tenant 's prorata share of the Common Area Utility Cbarge shal l be determined pursuant to Section 26 and shall be paid pursuant to Section 27. SECTIO \' 26. PR O RATA SH ARE O F COMMON AREA CHARGES Land lord may calculate Tenant's prorata share (", Pro rata Share" or "prorata sha r e") of the Common Area Maintenance Charge and the Common Area Ut ility Charge (collectively, the "C ommon Area C harges'") based on any of the following methods (Landlord may change methods at any time upon thil1y (30) days prior written notice to Tenant) : (i) a fraction , the numerator of which is total rentable Floor Area of the Premises (2 ,434 square feet) and the denominator of wh ich is the total rentable Floor Area of the Building (8983 square feet); (i i) in accordance wilb the allocations set forth in the CC&Rs: or (iii) any other met hod as Landlord may detel111ine to fa irly and equitably allocate Co mmon Area Charges among Tenant and the residents, tenants and occupants of the Building. SECTTON 27. PAYMENT OF THE C O MMON AREA C HARGES Tcnant ' s promta share of the Common Area Charges shall be considered Additional Rcnt and shall be paid in monthly installments on the first day of each calendar month ofthe Lease Tem1 (prorated for any fractional month) in advance in an amollnt estimated by Landlord . Within ninety (90) days aftcr th e end of each fi scal year, Landlord shall endeavor to make available to Tenant a reasonably detai led statement of costs and expenses paid or incurred by Landlord du ring such period for the Common Area Maintenance Charge and the Common Area Utility Charge. Within one hundred twenty (120) days after the end of each fiscal year. Landlord shall rebate to Tenant any payment of Common Area Charges in excess of Tenant's actual Common Area Chargcs calculated pursuant to Sections 24 through 26. SECTION 28. OTHE R USES (A) Tenant funher covenants and agrees that it will at its expense: (i) maintain persona l property insu rance in comp liance wi th Section 38 of this Lease havi.ng a limit of not less than the full replacement value of Ten ant's personal property located on the Premises including, withoUt limitation, fixnt res and inventolY; (ti) keep the Premises clean and in a neat, sanitary condit ion, keep all plumbing in the Premises and sanitaty systems and installations serving the Premises in a 12 good state of repair and operating condition to the points they connect with the main plumhing and sanitary systems serving the Building as a whole: (iii ) promptl y replace any and all glass (including min'ors) in the Prcmises and in the perimeter walls th crcot~ the frames for such glass, and any lettering and ornamentation on such g lass. \vhich may be broken or damaged: (iv) cause all rubbish, garbage, waste and other debris generated on the Premises to be removed to such reasonab le location and in such manner as may be spec ified by Landlord from timc to time; and adhere to Prcmises and Buildillg wide and Premises speci fic cleanillg requirements according to stalldards spec ified by Land l.ord: (v) obtain and keep in effect at all times during the Lease Tenn all pennits and ]jcenscs required by any governmenta l alllhorities (including City and County Health ])epaI1l1l cnts) for tbe operat ion of its business from the Premises . inc lud ing any pennits and licenses requ ired for the preparation or sak of food and oth er products; (vi) If required by the City of Los Angeles or any other governmental agenc y, ins tall all air filtration system (such as a "smog hog") for its wood-fired ovens and other cooki ng devices that may generate smoke. fumes or odors: such system shall be sufti cient to comply with all applicable requirements of the City of Los Ange les and otherwise shall be reasonably acceptable to Landlord; and (v ii) adhere to those IUles and regulations which Landlord shall establish [rom time to time including, w ithout limi lation. merchand ising and customer service standarels. (B) Tenant covenants that it sha ll: (i) Comply with and adopt such means and precaut ions as Landlord may from time to time establish with respect to Tenant's playing mus ic on the Premises so as not to disturb neighbors of areas sttI10unding the Premises. (ii) not create, or penni t to be created. any nox ious odor. smoke. or fumes that are di slUplive to the occupants of the Building or tbe operations of any othe r tenants or occupants of the Bui Iding; and. (iii) oot install. place or pennirany awrung on tbe perimeter walls of the Premises unless approved in writ ing by Landlord . and each such awning so approyed shall. to the sat isfaction of Landlord, be kept clean and in good order and state of repair and appearance by and at the expense of Tenant including, whenever neccssary in the judgment of Landlord. tbe replacement of awning coverings with materia ls approved by Landlord . SECTION 29. PEST CONTROL Tenant shall operatc its busincss in and on the Premises in such a way that no Ycrnlin or pests wil l cOl11e tt'O I11 the Premises to other parts of the Building. 13

SECTION 30. PRESENT CONDITION OF PREMISES Tenant expressly accepts tbe Premises in their present condition. "as is" and "where is" and without warranty or any kind or natnre whatsoever, other that Landlord sha ll waITant that as of the delivery of the Premises to Tena nt the Premises arc term ite free and that all building systems (including but not limited to HV AC. electrical. pl umbing erc.) are in good working order and shall warrant all building systems for a period of one year from the date of delivery. SECTION 31. CARE OF PREMlSES At its sale cost. Tenant sball maintain and preserve thc Premises at all times, including but not limited to interior walls and wall coveri ngs, floors and floor coverings. and fixtures in good order, condi tion and repair, reasonable wear and tear excepted. Tenan t shall use the Premises and the Common .!\rcas on ly in accordance with reasonable business standards and practices . Tenant will not permit or commit waste. damage. or injury to the Premises or cause any such waste, da mage. or injury to the Common Areas. In addition, Tenant wi ll at all times main tain thc gas. steam, sewer and water pipes up to the poin t at whi ch such pipcs and uti lity systcms connect with a main Building servicc (i.c., a util ity system scrving the Building as a wholc) and become dedicated pipes serv ing Tenant 's Premises . regardless oflocatlon in the Building, and ifmisuse of the utili ty systems by Tenan t causes blockage or damage that requires repair outside Tenant 's Premises to a main Building service, then Landlord may speciall y allocate the cost of such repair to Tenant. Tenant shall maintai n all pipes and plumbing fixtu res withi n thc Premises and any such pipes and plum bing located outside of the Premises w ithout but dedicated specifically to. Tenant ' s Premises (other than any pipes that run througb Tenant' s Premises without being used by Tenant). Tenam shall maintain all air filtration devices in good condition and repair and in a manner th at docs not permit smoke. fllmes or odors to disturb tenants. or occupants of the Building or the general public. All ma intenance and repairs to be performed by Tenant sha ll be at Tenant's so le cost and expense. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall have the right to give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the cven t Tenant fa il s to commence such work with in fi ve (5) days of notice (or such shorter time as Landlord may reasonab ly require in the case of risk of damage to persons or propenYl and to diligentl y prosecute it to completion (with Land lord entitled to define the cure period in its reasonable di scretion in the case of risk of damage to persons or propenyl. then Landlord shan have the righl. at its option. and in addition to all other remed ies. and w ithout waiv ing Tenant 's default. to do such acts and expend such funds at the expense of Tenalll as are reasonably required to perfOllll such work . Any amount so ex pended by Landlord plus an administrative fcc of ten perc.ent (10%) of the cost of taking such actions shall be paid by Tenant promptl y on demand. Landlord shall have no liabi li ty to Tenant for any damage. inconvenience 01' interference with the use of the Premises by Tenant a, a resu lt of performing any such work . SECTION 32. GREASE CONTROL Tenant shall not dispose of any grease or cooki ng oils except via methods and in conta iners approved by Landlord. Grease and cooking oils may not be disposed of through any drains. If required by Los Angeles Department of Publ ic Health, Tenant shall install and maintain in good and clean condition the grcasc trap(s) to serve the Premiscs . In this case. Tcnant shall clean out all 14 grease traps monthly or such other frequency as designated by Landlord and shall provide evidence of such periodic maintenance acceptable to Landlord, which may include copies of current service contracts. All maintenance and repairs to be performed by Tenant shall be at Tenant's sole cost and expense. In the event Tenant fails to perform regular service to grease traps, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to commence such work within five (5) days of notice and to diligently prosecute it to completion, then Landlord shall have the right, at its option, and in addition to all other remedies, and without waiving Tenant's default, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly on demand as Additional Rent. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing such work.

SECTION 33. ALTERATION, ADDITION AND IMPROVEMENT

Tenant shall not make or allow to be made any alteration, addition or improvement to the Premises, structural or non structural, ordinary or extraordinary, without the prior written consent of Landlord. All alterations, additions and improvements shall be at the sole cost and expense of Tenant and shall become the property of Landlord, remaining in and surrendered with the Premises as a part thereof at the expiration or termination of this Lease, without disturbance, molestation or injury. In performing alterations, additions or improvements, Tenant shall comply with all applicable laws, ordinances, rules and regulations of any governmental entity with authority over the Premises, Tenant shall also indemnify and hold Landlord harmless from all damages, loss, liens or expenses arising out of this work.

SECTION 34. TENANT'S IMPROVEMENTS

Prior to opening its restaurant, Tenant shall make improvements to the exterior of the Premises to better the appearance of the exterior façade, to include new storefront window system, landscaping, lighting and new exterior painting in a color and scheme complimentary to the other Tenants at the Property. Landlord shall not unreasonably withhold its approval of the color used to paint the exterior. Tenant recognizes Landlord's interest in maintaining control and consistency of the overall design aesthetic of the entire Property. Tenant expressly acknowledges and agrees that in the event Tenant breaches the foregoing provision, Landlord in addition to its other legal remedies, shall be entitled to specific performance and other equitable relief without the necessity of proving the inadequacy of its legal remedies

Any improvements made by the Tenant shall not in any degree, affect the existing legal non-conforming use whether made to the interior or exterior of the Premises. Tenant shall obtain Landlord's approval of Tenant's working drawings and specifications prior to Tenant's commencing construction of any alteration, addition or improvement on or to the Premises. Landlord's approval of plans or specifications shall not constitute an assumption of the responsibility for the accuracy or sufficiency of such plans and specifications or their compliance with applicable codes, regulations or statutes, which responsibility is solely Tenant's. All design, architectural and engineering costs of or related to any alterations, additions or improvements shall be borne by Tenant.

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All alterations, additions and improvements shall be completed in accordance with detailed plans and specifications prepared by an arcbitect licensed by the State ofCaJifornia (aod approved in writi ng by Landlord) th at have been approved in writin g by Landlord. Tenalll , Or irs conu·actors or rheir representatives, agents or employees, shall check in with Landlord prior to commencing work . Tenant or its contractors or their represenlalives, agen ts or employees, perfonninl! wnstructinn work shall be licensed .nti bonded in the state of Califootia and shall be solely responsible for obtaining any necessary permits required by governing loca l authorities. All consl1lJction work requ ired or penllittcd by rhis lease, whether by Landlord or by Tenant. shall be done in good and workmanlike manner, by contractors duly li censed in the State of Cal ifornia and in compliance with all app licable laws and ordinances. regulations .. any improvements requ ired because of the Americans with Disabilities Act. and orders of governmenta l authority and insurers of the Premises. Upon completion of any al terations , additions or improvements. Tenam sball provide as-bui lt drawings to l.and lord. Tenanr may also be requ ired to update Landlord's standard buil ding records. Landlord shall have th e right to inspect work and post notices of non-responsibi li ty. SECTION 35, ALTERATION OF BUTl.DmC If Landlord elects to perform any alterarion , renovation, remodeling, repair or orher building operations (co llecti vely "Building Operations") at the Premises or tbe BUilding. Tenam sha ll permit Landlord. its agems. employees, licensees and contraclors to enter and perform in the Premises such activi ties as are reasonabl y necessary to accomplish the Building Operatiuns. SEcnON 36. DAMAGE OR DESTRUCnOl\ In rbe event th e Premises is destroyed or damaged by fire, eartbquake, or other casualty 10 suc h an extent to render the same untenantable in whole or in substant ial part. Tenanr sha ll givc Landlord iml11ediate notice of the occurrence of any such casualty and Land lord may elect eithcr to repair or rebuild the Premises or to terminate this Lease upon givi ng notice of such election in wrir ing to Tenant lVith in ninety (90) days of the OCCU'Tence of the casualty. If Landlord elects to repair or rebuild the Premises. during such period the Minimum Month ly Rent and Addirional Rent of the Premi ses shall be abated in th e same ratio that the portion of the Premi ses rendered for the time being ttufit for occupancy shall bear to the floor Arca of the Prcmises : provided, bowever, Landlord shall in no event be required to repair or replace any property of Tenant. If, within one hundred eighty (1 RO) days after Landlord has obtained all required govemmental permits and has cOlllmenccd restoration and repair work, Landlord has not completed the repair or rebuilding so tbat the Premises are avai lab le for Tenant ' s occupancy. Tenant may tenninate the Lease by thirty (30) days written not ice to Land lord given within ten (10) days of expiration of such period. Should Tenant re occupy a portion of the Premises fo r the purpose of conducting business du ring the period the restoration work is taking pl ace and prior to the date that the Premises arc made completely tenantable. or unlilthe Landlord 's termination of the Lease is effective, the Minimum Monthly Rem payab le by Tenant shall be abated to that pan of the Premises occupied by it. No damages, compensation or claim shall be payable by Land lord for inconven iencc . loss of business or annoyance arising from any repair or restorati on of any ponion of the Premises or of the 16

Building. Landlord shall use its best efforts to effect any such repair or restoration in such manner as not unreasonably to interfere w ith Tenant's occupancy. If th e Building is damaged or destroyed to such an cxtent that, in Landlord'5 opinion, it is not practical to repair or rebuild. th en Landlord may, at its option, telm inate tbis Lease by notice to Tenalll wilhin ninety (90) days or lhe OCCurrence of lhe casualty. SECTION 37. INDEMNITY All persona l propeny on the Premises shall be at the risk of Tenant. landlord and landlord 's agcnts. employees. and contractors shall not be liable for any damage either to person or property. susrained by Tenan t or otbers, including. without limitation, damage caused by any of the fo llowing: dereets now or hereafter occurrin g in th e Premises or the Bui lding, intenuption or utility services (including but not limited to the loss of power. gas, water, te lephone, cable or other utility service). fire. natural disaster. force majeure, Or any act or neglect of other tenants or other occupants of the Premises or the Building or any other person. or th e happening of any accident from whatsoever cause in or abou t the Building or th e Building. l andl ord and Landlord 's agents, emp loyees and contractors shall not bc liable for any damage caused by bursting or leaking of water. gas. sewer. or steam pipes. Tenant agrees to indemnify, defend and hold Landlord and Landlord's agents. emp loyees and contractors harmless from any and all injuty. loss. claims, liabi lity. cost or expense. or damage to any person or property arising fro m. related to, or in connection with the Premi ses unless caused by the gross negligence or wi llful misconduct of landlord or Land lord 's agents, employees or co ntractors . Tenant agrees to indemni fy, defend, and hold Landlord and Landl ord 's agents hanll iess fro m any and all injury. loss. claims or damage to any person or property anywhere occasioned by any act, omission. neglect or default of Tenant. and its agents. employees and contractors. SECTION 38. lNSURAl"CE Tenant shall maintain at all ti mes during the Lease Term the fol lowing coverages in the fo ll owing amounts. (A) Commercia l Genera l Li abi lj ty In surance coveri ng the insu red against claims of bodily injury. personal injUly and property damage arising Ollt of Tenant' s operat ions. assumed I iabi l ities or use of the Premises. including a Broad form Commercial General liability endorsement coveting th e insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set f0l1h in Section 37 of thi s Lease, (and with owned and non -owned automobile liabi lity coverage, and liquor liability coverage in the event alcoholic beverages are served Ol' sold at the Premises) for limits of liability not less than : Bodily lnj ury and Propaty Damage l iabil it)' 17 S I ,000.000 each occurrence 51,000,000 annual aggregate

Personal Injury Liability $ 1,000 ,000 each occurrence $ 1,000,000 annual aggregate (B) Ph ys ical Damage Insuranc.e covering Ci) all fumiture, trade fixtures. equipment. merchandise and all other items of Tenanr's property on the Prcmises installed by, for, or at the expense of Tenanl. (ii) rbe Alterations, including any Alterations which Landlord permits!O be insralled above th e ceiling of the Premises or be low the floor of the Premises. and (iii) all other improvemcnts, alterations and additions !O rhe Premises, including any irnpro\'ements, alterations or addirions insta ll ed at Tenalll ' s request above the ceiling of the Premises or below the floor of the Prem ises. Such insurance shall be wrincn on a "physical loss or damagc" basis under a "spccial fonn" policy. fo r the full replacement cost va lue new without deduction for depreciation of the covered items and in amounts that meet any co-insurance ciallses of the policies ofinsW'ancc and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and eart hquake sprinkler l eakag~ coverage. (el Workers' compensarion insurance as required by law. (D) Lo,s-o l:income, business interruption and extra-expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to preven tion of loss of access to the Premises or to the Building as a result of such perils. (E) The minimum li mits of policies of insurance required of Ten ant under this Lease shall in no cvent limit the liability ofTcnant under this Lease. Such insurance shall: (i) name Landlord, and any other party it so specifies. as an additional insured; (ii) speci li call y cover rhe liabi lity assumed by Tenant under thi s Lease. including, but not limited to. Tenan t's ob ligalions under lhi s Lease; (iii) be issued by an insurance company which is othelwisc acceptable to Landlord and licensed to do business in California; ( iv) be primary insurance as to all claims thereunder and prov ide that any insurance carried by Landlord is excess and is non-contributi ng with any insurance requirement of Tenant; (v) provide that such insurance shall not be canceled or coverage changed unless rh irty (30) days' prior written notice shall have bec n given to l andlord and any mOl1gagee or ground or underlying lessor of Landlord: (\'i) contain a cross-liability endorsement or severabil ity of interest clause acceptable to Landlord; and (vii) with respect to the in surance required above, have deductible amounts not exceedin g Ten Thousand Do ll ars (S I 0.000.00). Tenant shall del iver said policy or policies or certificates thereof to Latllllord all or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fai l to procure slich insurance. or to deliver slleh policies or certificate, within such time periods, Landlord may, at its option , in addit ion to all of its other rights and remedies under this Lease, and without regard to any notice or cure periods, if any, set fOl1h elsewhere in this Lease, procure such policies for 18 the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

(F) Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this section, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

SECTION 39. COOKING SURFACES: FIRE INSURANCE PREMIUM

Tenant shall provide all cooking surfaces with hood, vent, filtration, and fire suppression systems that have been approved by local health officials and applicable building codes to issue maximum fire insurance rate credit. If by reason of any act or omission on the part of Tenant, whether or not Landlord has consented to the same, Landlord's fire insurance premium on the Building is increased, Tenant shall reimburse Landlord for the increased portion of the premium, which sum shall be Additional Rent and payable on demand.

SECTION 40. WAIVER OF SUBROGATION

Tenant hereby waives any and every claim against Landlord that arises or may arise in Tenant's favor or in favor of anyone, including any insurance company, claiming through or under Tenant (by way of subrogation or otherwise) for any loss or damage to any building, structure or tangible personal property, even though such loss or damage might have been occasioned by the negligence of Landlord, its agents or employees, to the extent such loss or damage is covered by insurance benefiting Tenant or was required under the terms of this Lease to be covered by insurance procured by Tenant.

Landlord hereby waives any and every claim that arises or may arise in Landlord's favor or in favor of anyone, including any insurance company, claiming through or under Landlord (by way of subrogation or otherwise) for any loss or damage to any building, structure or tangible personal property, even though such loss or damage might have been occasioned by the negligence of Tenant, its agents or employees, to the extent such loss or damage is actually covered by insurance benefiting Landlord.

SECTION 41. INSOLVENCY

Landlord, Tenant (as either debtor or debtor-in- possession), any Tenant's guarantor and any appointed trustee ("**Trustee**"), agree that if a petition is filed by or against Tenant to have Tenant adjudicated a bankrupt, or if any petition for reorganization or arrangement is filed by or against Tenant (each a "**Petition**") under any chapter of Title 11 of the United States Code as it now exists or is hereafter amended (the "**Bankruptcy Code**"), the following provisions shall apply:

(A) Landlord, Tenant and Trustee hereby acknowledge that this Lease is a "lease of real property in a shopping center" for the purposes of Section 365(b)(3) of the Bankruptcy Code.

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(B) Tenant, Trustee or Tenant's guarantor shall perform each and every obligation of Tenant under this Lease, including but not limited to the obligations set forth herein, when and as required under the provisions of this Lease, until such time as this Lease is terminated, rejected or assumed.

(C) Within fifteen (15) days after the filing of the Petition, Tenant, Trustee or Tenant's guarantor shall provide Landlord with adequate protection for the performance of Tenant's obligations under this Lease from the date of filing until such time as this Lease is terminated, rejected, or assumed. The adequate protection shall be effected by the establishment of an escrow fund (to be held by the court or an independent escrow agent approved by Landlord and the court) in the amount at issue or by bonding.

(D) Reasonable compensation for the use and occupancy of the Premises shall be an amount equal to the sum of all Minimum Monthly Rent, all Additional Rent, and all other charges otherwise due under the provisions of this Lease, including legal fees incurred in enforcing Tenant's post-petition obligations and in obtaining relief from the stay.

(E) Tenant or Trustee shall reject or assume this Lease within sixty (60) days after the filing of a Petition under any chapter of the Bankruptcy Code.

(F) Tenant or Trustee shall give Landlord at least thirty (30) days prior written notice of any abandonment of the Premises.

(G) Tenant or Trustee shall give Landlord at least thirty (30) days prior written notice of any proceeding relating to administrative claims.

(H) If Tenant fails to timely and fully perform any of its obligations under this Lease before the filing of the Petition, whether or not Landlord has given Tenant written notice of the default and whether or not any time period for performance or cure set forth herein expires before the filing of the Petition, Tenant shall be deemed to have been in default on the date the Petition was filed for all purposes under the Bankruptcy Code, including but not limited to the application of Section 365(b)(1) and Section 365(b)(4).

(I) Neither Tenant nor Trustee may assume this Lease unless Tenant or Trustee: (1) cures or provides adequate assurance that it will promptly cure all defaults under this Lease; (2) compensates or provides adequate assurance that it will promptly compensate Landlord for any pecuniary loss (including attorneys' fees and costs incurred in enforcing Tenant's obligations) resulting from such default(s); (3) provides adequate assurance that it will fully and timely perform all of Tenant's future obligations under this Lease; and (4) satisfies any additional requirements for assumption set forth in the Bankruptcy Code, as it now exists or is hereafter amended.

(J) For the purposes of Section 365(b)(1) of the Bankruptcy Code, prompt cure shall mean cure within thirty (30) days after assumption.

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(K) Tenant's interest in this Lease may not be assigned unless Tenant or Trustee assumes this Lease and provides Landlord with adequate assurance that the proposed assignee will fully and timely perform all of Tenant's future obligations under this Lease.

(L) For the purposes of Section 365(b)(1), Section 365(b)(3) and Section 365(f)(2) of the Bankruptcy Code, adequate assurance of future performance of this Lease by Tenant, Trustee or any proposed assignee will require that: (a) Tenant, Trustee or the proposed assignee deposit an amount equal to three (3) months of Minimum Monthly Rent and three (3) months Additional Rent into an escrow fund (to be held by the court or an independent escrow agent approved by Landlord and the court) as security for such future performance; (b) the reorganized Tenant or Trustee demonstrate that it has restaurant experience in restaurants of comparable size and financial ability to operate a restaurant from the Premises in the manner contemplated by this Lease and that it meets all of Landlord's other reasonable criteria met by Tenant as of the Commencement Date; (c) the portion of the rent, if any, payable under this lease attributable to sales by Tenant will not decline substantially; (d) the use of the Premises will be subject to all provisions of this Lease, and (e) the use of the Premises will not cause Landlord or Tenant to be in breach of any provisions set forth in any other lease or financing agreement or other agreement relating to the Building at the time. In addition, if this Lease is to be assigned, adequate assurance of future performance by the proposed assignee shall require that: (i) the assignee demonstrates that it satisfies the requirements set forth herein; (ii) the assignee pays, when due to the mortgagee, the full amount of any payments which Landlord may be obligated to make to any mortgagee as a result of such assignment, and (iii) the assignee agrees to perform fully and completely and assumes in writing any and all of Tenant's obligations relating to the Premises or this Lease, including but not limited to any obligation to pay for improvements constructed by Landlord contained in any agreement or instrument other than this Lease, if any.

(M) If Tenant or Trustee intends to assume this Lease, Tenant or Trustee shall provide Landlord with thirty (30) days prior written notice of the proposed assumption, which notice shall be separate from and in addition to any notice given to creditors generally and shall set forth any adequate assurance of prompt cure, compensation for pecuniary loss and adequate assurance of future performance to be provided to Landlord.

(N) If Tenant or Trustee intends to assign this Lease, Tenant or Trustee shall provide Landlord with thirty (30) days prior written notice of the proposed assignment, which notice shall be separate from and in addition to any notice provided to creditors generally and shall set forth: (a) the name, address, state and federal tax identification numbers, and any other federal, state or local registration numbers of the proposed assignee; (b) all of the terms and conditions of the proposed assignment; and (c) the assignee's proposed adequate assurance of future performance to be provided to Landlord.

(O) If Tenant is in default under the provisions of this Lease, Landlord shall not be required to provide Tenant or Trustee with incidental services or supplies under this Lease before Tenant assumes this Lease unless Tenant compensates Landlord for such services and supplies as required under this Lease and before assumption.

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(P) No default under thi s Lease by Tenant, ei tber before or atler the fi ling ortbe Petitioll. shall be deemed to have been wai,'ed unless specifically waived in wri ting by Land lord . SECTION 42. DEFAULT AND R E ENTRY (A) Tenant shall be deemed to be in default immediately upon breach of an y term or condition of tbi s Lease or any other agreement between Landlord and Tenant rel at ing to the Premises including wi thout limitation any agreemen t re lating to the construction of tenant improvements, whether cntered into concurrentl y herew ith, or during the term of ulis Lease . it being understood that timely payment and performance is of the essence herein. Tenam shall. however, have the right to cure defaults rela ting to paymcn t of Rent for a period of th ree (3) days after wlitten noti ce from Landlord describing sllch default, and shall have the ri ght to cure any other default for a period often (10) days after written notice from Landlord describing tile nature of such defau lt (any and all not ices running eoneuITently with, not in addition to. any stanttory notice period required for termination of the tenancy). If th e default is other than failure to pay Rcnt, and by its nature cannot be cured within ten (10) days. then Tenant shall havc a IOta I pcri od of no more thall thirty (30) days from the nOlice of ddau lt lO cure such default: provided that Tenant commences such cure withi n ten (10) days of the notice of default, and thereafter di ligentl y prosecutes such cure to completion with in such 30 day period. The forego ing cure rights shall not apply to dcli berate concealment or falsificati on of any info1111ation that Tenant is required to de liver to Land lord under this Lease. any failure to comply wi th th e requirements of Exhibit C hereof, 01' any default or breach by Tenant that results in an immincnt threat [0 health , pub lic safety 0 1' propeny damage. IF TENA NT. RECEIV ES MORE THAN 3 OTICES OF DEFA ULT W ITHIN ANY TWELVE (12) MONTH PERIOD. UN DER ANY PROV[S[O OR PROVISIONS Of T i llS LEASE. THE' REGARDLESS OF WHETHER SUCH PRIOR DEFAULTS HAVE BEEN TlMEL Y CURED, THE FOURTH SUCH DEFAULT (EVEN IF OF A DIFFERENT NATURE) SHALL CONSTITUTE A NON CU RABLE DEFAULT AND LANDLORD SHALL BE ENT ITLE D TO TERMINATE TH IS LEASE BY TH IRTY (30) DAYS NOTICE TO TENANT. On the date specified in a notice of tel1nination (whether for a defau lt that is not timel y cured or for a non-cw-able default). thc Lease Telm sbaLJ tellninate. whereupon Tenant shal l not be entitled (0 possess ion of the Premises but shall f0l1hwith quit and surrender the Premises to Landlord in accordance \ViUl th is Lease, but Tenant shall remain liable as hereinafter provided. If thi s Lease shall have been so terminated by Land lord. Landlord may. at any tim e thereatier, recover possess ion of the Premises by an y lawful means and remove Tenant or other occupants and their effects . Soch rellnin at ioD o f thi s Lease by notice. lawful entry or otherwise shall be without prejudice to any remedies which l andl ord might otherwise have for an'ears of Rent or for prior brcach of the provisions of this Lease. eB) Ifth is Lease is tellninated due to default by Tenant, Tenant shall indemnify Landlord against all expenses or loss of Rent and any other payments due hcreunder . 22

(C) Remedies Upon Default. Upon the occun-ence of any event or default by Tenant. Landlord shall have, in addit ion 10 any other remedies available to Landlord at law or in equity, th e option to pursue anyone or more of the fo ll owing remedies. each and all of which shall be cumulative and non-exc lusive, wi thout any notice or demand whatsoever: 0) The worth at the rime o[award of any unpaid rent which has been carned at the:: time of such tenninatioo; p lus (ii) The worth at the time of award of the amount by which the un paid rent which would have been earned after termination umil tbe time of award exceeds the amount of such renta l loss that Tenant proves could have been reasonabl y avo ided: plus (iii) The worth at the time of award of the amou nt by w hich the unpaid rent for tbe balance oftbc Lease Ternl after the time o[award exceeds the amouot ofsucb rental loss that Tcnant prm'es cou ld have been reasonabl y avoided: plus (iv) Any other amount necessary to compensate Landlord for all the detriment proximately causcd by Tenant ' s fa ilure to perform its obli gations under this Lease or which in the ordinary course of things would be likel y to result thcrefrom, specifically including but nut li mited to. brokerage commissions and advertising expenses incurred, expenses of remodcling the Premises or any portion thereof for a new tenant. whether for the same or a different use, and any special concessions made to obtain a new tenant, including, without limitation. any rent abatement; and (v) At Landlord's election, such other amounts ill addition to or in lieu of the foregoing as may be pennitted from time to time by app li cable law. The term "rent" or "Rent"" as used in this scction sha ll be dcemed to bc and to mean aU sums of every nature required to be paid by Tenant pursuant to the tenns of this Lease. wbether to Landlord or to others. As used in this section (i) and @ . above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in thi s Lease. As uscd above (iii) , th e "worth at the time of award" sba ll bc computed by discounting such amount at the discount ratc of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Landlord also shall have the remedy described in California Civil Codc Section 1951.4 (lessor may continue lease in effect aftcr lessee 's breach and abandonment and recover rent as it becomes due. ir lessee has the right to sublet or assign, subject only to reasonable limi tations). Accordingly. if Landlord docs not elcct to tetminate thi s Lcase on account of any default by Tenant, Landlord may. fi'om time to time. without tetminating this Lease. enforce all of its rights and remedies utlder this Lease, including the right to recover all rent as it becomes tluc. Landlord may, bur sha ll not be obligated to, make any such pa),l1lent or perfonn or otherwise cure any such ob li gation, provision. covenant or condition on Tenant's pan to be observed or performed (and may enter the Premises [or such purposes). In the event of Tenant 's failure to perfonn any of its ubli gations or covenants under tb is Lease. and such failme to perfornl poses a materia l risk of injury or harm to persons or damage to or loss of property. then Landlord shall have the right to cure or otherwise perian1l such covenant or obligation at any time after such 23 failure to perfo llll by Tenant, whethe r or not any such notice or cure period set fOith herein above 1,a5 ex pired. Any sucb actions undertaken by Landlord pursuant to the forego ing provis ions of this paragraph shall not be deemed a waiver of Landlord's rights and remed ies as a result of Ten ant 's fa ilure !O perfollll and shall not re lease Tenant from any of its obligations under thi s Lease. Tenant sha ll pay to Lan dlord. within iifleen 05) days after dcli very by Landlord to Tcnant of statclllents therefOlc (i) sums equal to expend itures reason ably made and obligations incurred by Landlurd in connection with Landlord 's perfoL1l1ance or cure of any of Ten ant ' s obli gations pursuant to th e provi sions of th is paragraph; and (ii) sums equal to a ll expenditures made and obligations incurred by Landlord in coUecting or attem pting to collect the Rent or in enforcing or attempting to enforce any rights of Land lord under this Leasc or pursuant to law, including, without limitation, all lega l fees and other amounts so expended. Tenant 's obli gations under thi s paragraph shall survive the expirat ion or sooner tennination of the Lease Tellll . SECTION 43. INTEREST Whenever in this Lease any sum payabl e to Landlord is not paid when due, the same sha ll. at Land lord 's option , bear interest at thc rate offive percent (5%) over the prime rate of interest as annoullced and chargcd by Bank of Amelica, N.A., for short term, unsecured loans (the "Interest Rate"); provided Lhat if a maximum rate of interest is ever imposed by law ancl the interest rate charged hereunder would otherwise exceed such maximulll rate. the interest rate sha ll be deemed automatical ly reduced to tile maxi lllulll rate permitted by law. SECTION 44. EMINENT DOMAIN: (A) If all of the Premises sh all be taken by cminenl domain or destroyed by the action of any publ ic or quasi-publi c authoriry, or in the even t of conveyance in lieu thereof, the Leasc TCl111 shal l cease as oftbe date possession shall be taken by such authority. and Tenant shall pay Rent up to that date with an appropriate refund by Landlord of such Rent as sha ll have been paid in advance for a period subsequent to the date of the takin g or possessIon . If only a pan of the Premises are so taken or conveyed, then the M inimum Month ly Rem shall be abated in the same proportion as th e area so taken bears to the total area of the Premises p ri or to the taking and this Lease sball continue in full force and effect as to the portion of the Premises remaining a fter such taking or conveyance. If a substan ti a l part of the Premises or a substantia l part of the access thereto is taken ur conveyed, Landlord or Tenant may termi nate th is Lease by wrillcn notice to th e other w ithin thirty (30) days after the ex tent of the partial taki ng is finall y settled and known to bmh parties. (B ) If a pOltion of thc Building or Building is taken or conveyed, whether or not the Premises is affected, and the C011linued operation of the Building or Premises is not in L andlord ' s so le opinion. economical. then Landlord may tenninate this Lease by ootice tn Tenant " 'ithin sixty (60) days after possession is taken by the public auth ority. (Cl All com pensati on paid fo r any such taking or conveyance. whcther for the who le or a part of the Premises or the Building, shall be the property of Landlord, w hether such damages shall be awarded as compensation for diminution in [he va lue of the leasehold or of th e fee, and Tenant hereby assigns rOLandlord all ofTenant's ri gh t, title 24 and interest in and to any and all such compensation; providcd, however, that Tenant shall be emit led to clai m. prove and receive in the co ndemnati on proceedings such award as may, under the laws of the State of Ca li fom i a, he expressly all ocated to Tenant' s stoc k an d tTade fi xrurcs or relocation expense, provided that such award shall be made by the cou rt in addition to , and not resu lt in reduction of. the award made to Landl ord. (D) 1t ; s ex.pressly understood and agreed that the prov isions of thi s Sec tion shall not be applied to any condem nation or taki ng for governmental occupanc y fur a li mited peri od of time. SECTION 45. KEYS If Tenant uses locking devices other than those provided by Land lord (whi ch shall onl y be all owed after review and approval of any proposed devises by Land lord). Tenant agrees to provide Landlo rd. at the time of the installarion of sucb devices. witb keys or the locking combi nation to the Premises for lise by Landlord or its agent. Landlord shall give Tenant reasonable prior notice before lIsing keys to access the Premises. SECTION 46. NON WAIVER No delay or omiss io n in the exercise of allY right or remedy by Landlord shall impair such right or remedy or be constlUed as a wa iver. No act or conduct of Landlord, includin g without limitaTion, acceptancc of tbe keys to the Premises . shan constirute an acc.eptance of the sUlTender of the Prem ises by Tenant before the exp irat ion of the term. Only wri tten notice from Landlord to Tenant shall c.onstitute acceptance of the surrender of the Premises and accomp lish termination of the Lease. Landlord ' s consent to or approval of any acr by Tenanr requ iring Landlorcl 's consent or approval shal l not be deemed to waive or render unnecessary Landlord 's consent or approval of any subsequent act by Tenant. Any wa iver by Landlord of any default must be in wri ting and shall not be a waiver of any other defaul t coneeming the same or any oth er provision of the Lease. TENANT SPEC IFICALLY ACKNOWLEDGES AND AGR EES TH AT, WH ERE TENANT HAS RECEIVED A NOTICE TO CURE A DEFAULT (WHETHER RENT OR NON -RENT), NO ACCEPTANCE BY LAN DLORD OF RENT SHALL BE DEEMED A WAIVER OF SUCH DEFAlJlT, fNCLUD ING BUT WITHOUT LHvlITATlON. AFTER RECE lPT OF PARTlAL PA YMENT OF RE NT, AND LA!\'D LORD MAY R EFUND SAME AND CONTINUE ANY PENDING ACTION TO COLLECT THE FULL AMOUNT DUE, OR MAY MODIFY ITS DEMA ND TO THE UNPAID PORTION . IN EITHER EVENT THE DEFAULT SHALL BE DEEMED UNCURED UNTIL THE FULL AM OUNT IS PAID IN GOOD FUN DS. SECTION 47. ASSIGNMENT OR SUBLEASE (A) Tenant sball not assign , sell , convey, mortgage, pledge, or in any manner transfer its interest ill this Lease or the Premises whether voluntari ly or by operation of law. or sublease all or any part of the Premises, or allow any other person or entity (except Tenant ' s authorized employees and other represcntatives) to occupy or lIse all or any part of the Premises (each of the foregoing: a "Transfer"), without firs t obtaini ng Land l ord ~s wrinen consent. L andlord lllay wirhhold its consent for such reasons as it deems proper. ill its reasonable Lii scretion taking in to account the unique nature of th e Premises. Any 25 assignment. encumbrancc, or sublease or other Transfer without Landlord's conscnt shall be void and. at Land lord 's elect ion . sba ll constitute a default. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be Landlord's co nsent to any Transfer. (B) If Landlord consents lO a Transfer, as a condition thereto which the parties bereby agree is reasonable, Tenant sba ll pay to Landlord fifty percent (50%) of any "Transfer Premium." as that term is defined in this section. received by Tenant hom such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferce in excess of thc Rent and Additional Rent payable by Tenant under this Lease on a per rentab le sq uare foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to tbe Premises in connection with the Transfer (but on ly to the extent approved by Landlord), and (ii) any reasonable brokerage commissious in eOlUlection with the Trans fer. "Transfer Premium" sha ll also include, bur not be limited to, key money and bonus money paid by Transferee to Tenalll in connection with such Transfer, and any payment in excess oftair market value for services rendered by Tenant to Transferee or for assets. fixtures. inventory, equipment, or fumiture transfen-ed by Tenant to Transferee in connection with suc h Transfer. (C) By giving consent to any assignment, encumbrance or sub lease, Landlord shall not be deemed to have waivcd the right to refuse to grant its consent to any fu t1her assignment. encumbrance or sublease. Tenant will rei mburse Landlord, upon demand , for reasonable attomeys ' rees incwTed by Landlord in connection witb re\'iewing any request for consent to an assignmcnt, encumbrance or sublease, SECTION 48. SUCCESSORS All or the terms, covenants and conditions contained in this Lease sha ll apply to and be binding upon Landlord and Tenant and their respcctive heirs, executors, administrators, successors and assigns. SECTION 49. SUBORD INATION; FINANCIAL STATEMENTS: NON-DISTURBANCE (A) This Lease is and shall bc subject and subordinate to all master leases, ground leases, mortgages or deeds of trust andlor other encumbrances (co ll ectively, "Security Device") that may now or hereatier affect this Lease or the Premises and to all renewa ls, mudifications , replacements and extensions thereof The provisions of this section shall be self-operative and no further instrument of subordination shall be req uired, [n eonfilll1ation of such subordination. Tenant shall promptly execute and deli vcr. at its own cost and expense, whatever instruments as may be required for such purposes (i ncluding any instruments required by any mOl1gage lender or purchaser of the Bu; Iding or the Building), and in tbe evem Tenant fails to do so withi n ten (10) days after demand in writ ing, Tenant shall be in default o[thi, Lease, [n such event, without linliting Landlord 's rights and remedies under this Lease, Tenant does hereby make, constirute and irre vocably 26 appoint Landlord as its attorney in fact and in its name, place and stead so to execute and deliver any such instrument in the name of Tenant and in Tenant's stead.

(B) Tenant covenants and agrees that if the estate of Landlord in the Premises is terminated by a sale, assignment, transfer, foreclosure of Landlord's interest in the Premises or by reason of a default under any underlying lease, mortgage, security instrument or otherwise, then Tenant, at the option and upon request of transferee of Landlord's interest ("**Successor Landlord**") shall, subject to the non-disturbance provisions of Section 49(E), (i) fully and completely attorn to and perform all the terms, covenants and conditions of this Lease on Tenant's part to be performed for such Successor Landlord with the same force and effect as if the Successor Landlord was the Landlord originally named in this Lease, or (ii) enter into a new Lease with the Successor Landlord, as Landlord, for the remaining Lease Term on the same terms and conditions and with the same options, if any, then remaining. The foregoing provisions of clause (i) of this section shall inure to the benefit of such Successor Landlord, shall be self-operative upon the exercise of such option, and no further shall be required to give effect to these provisions. Tenant agrees to execute upon demand of any such Successor Landlord, from time to time, any instruments which may be necessary or appropriate to evidence such attornment and setting forth the terms and conditions of its tenancy. Tenant hereby constitutes and appoints Landlord or any such Successor Landlord to be Tenant's attorney in fact, irrevocably and coupled with an interest, to execute and deliver such instrument of attornment or such new lease if Tenant refuses or fails to do so promptly upon request. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any proceeding is brought by the mortgagee or holder. Tenant further agrees that this Lease shall not be adversely affected in any way whatsoever by any such proceeding. Following Tenant's written request, Landlord shall request and shall use commercially reasonable efforts to obtain from the mortgage lender for the Building a subordination, non-disturbance and attornment agreement on the lender's standard form, provided that Landlord shall have no liability to Tenant if the lender is unwilling to provide or make any modifications to any such agreement.

(C) If a lender, ground lessor or master lessor requests reasonable modifications of this Lease as a condition of the obtaining, continuing or renewing of financing for which the Building or land represents collateral, in whole or in part, Tenant will not unreasonably withhold its consent thereto, provided that such modifications do not materially and adversely either increase the obligations of Tenant hereunder or affect the rights of Tenant under this Lease.

(D) From time to time within ten (10) days after written request therefor, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each Guarantor, if any, of Tenant's obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles, all then-available subsequent interim statements, any financial information required herein, and such other financial information as may reasonably be requested by Landlord or

27

Mr

DL TB

required by any existing or potential m0l1gage lender or purchaser of the Building Or the Building. Landlord shall use commerciall y reasonable efforts to keep confidential all such tinaneial statements provided to it by Tenant pursuant to this sec ti on , except that Landlord sha ll have the ri ght to provide copies of such tinancial infol111ation to any existing or pOlcntialmongage lender or purchaser of the Bui Iding onhe Building (and thcir rcspective employees. agents and representatives) so long as the recipient is inSlructeu lo keep such infol111arion confidential. (E) With respect to Security Devices entered into by Landlord after thc execution of this Lease. Tenants subordination of this Lcasc shall bc subject to receiving a commercial reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Tenant's possession of the Premises, and this Lease, including any options to extend the tenll hercof. will not be disturbed so long as Tenant is not in Breach hereof and attoms to the record owner of the Building or Premises . FU11her. within 60 days after the execution of this Lease. Landlord shall, if requested by Tenant, use its commercially reasonable efforts LO obtain a Non-Disttlrbancc Agreement from the holder of any pre-existing Security Device which is sec ured by the Premises or Building. In the evem tbat Land lord is unable to provide the Non-Disturbance Agreement within said 60 days. then Tenant may. at Tenant's option. directly contact Lender and attempt to negot iate for the exec ution and deli very of a Non-Disturbance Agrecment. SECTION 50. NOTICES Any demand, request or notice whi ch either parry hereto desires or may be required to make or deliver to the other shall be in writing and shall be deemed deli vered when personally delivcr~d. or wbeD de livered by private cou rier service (such as Federal Express) or two (2) days after being dcposited in the United States Mail . in registered or certitied f0I111. retum receipt requested, addressed to the addresses in Sections 1 (R) and ~ or such other addresses as shall havc bcen last designated by notice in writing from one pal1y to the other. SECTION 51. ESTOPPEL CERTIFICATES Within seven (7) days following any written request that Landlord may make from time to timc. Tenant shall execute and deliver to Landlord a statement eenify ing: (a) the date of commencement orthis Lease: (b) thc fac t Ihat this Lease is unmodified and in full force and effect (or, if there havc been modifications hereto. that thi s Lease is in full force and effect, as Illod ified . and stating the date and nature of such modifications): (c) the date to which the Minimum Month ly Rent and other sums payable under this Lease have been paid; (d) the fa ct that there are no current defaults UDder this Lease by e ither Landlord or Tenant except as specifi ed in Tenant's sta tement: (e) if so requested. that Tenant will allorn to any purchaser or other party that succeeds to the interest of Landlord under this Lcasc; and (f) such other reasonable and pel1incnt mattcrs as are requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this secti on may be relied upon by any mortgagee. beneficiary. pllIchaser or prospective purchaser of the Building or any inlere,uherein . rrTenant shall fai l to respond within seven (7) days lIl' receipt of a written request by Landlord, Tenant sha ll be deemed to have given a cCl1ificate as above provided withoutlllodification and shall conclusively be deemed to have adm irred the acc uracy of 28 any information suppl ied by Landlord to a prospectivc purcbaser or mongagee. that this Lease is in fi.I1I force and effect, that th ere are no un cured defaults in Landlord ' s performance, that tbe consideration f,)!" Lease is as stated in thi s Lease and that not more than one momh's Minilll ulll Month Iy Rent has been paid in advance . SECTION 52. BROKER'S COMMISSION Tcnant is represented by Lorena Tomb from BRC Advisors Inc and Landl ord is represented by LS Realty Group. Landlord agrees to pay a commiss ion equal to six percent (6%) for the first five (5) years ofthc initial term of the Lease and three pcrcent (3%) for the last five (5) years or tlle lease . The first ha lf of commission to be paid upon Illutual lease execution between Landlord and Tenant. The second balfto be paid upon Tenant opening for business. Said commission to be split 50/50 between Landl ord' s broker and Tenan t 's broker. Landl ord further agrees to hold Tenant barmless against any and all brokerage claims. Land lord and Tenant acknowledge that they have not uti li zed a broker ill thi s transaction except for BRC Advisors Inc representing the Tenant and LS Real ty Group representing the Landlord. SECTION 53. ATTORNEYS' FEES Ifin connection with any default by Tenan t in rhe pe rf0 n11anCe orany of the provisions of thi s Lease. Land lord employs an attomey. Tenant shal l pay all costs, expenses, aod attorneys ' fees expended or incurred hy Land lord in conn ect ion therewith . In the event of liti gation between the parries hereto, dec laratory or otherwise. for the enfo rcement of any of the covenants, temlS or conditions of thi s Lease. the non prevail ing pm1y shall pay the cost thereof and anorneys' fees actually mCUlTed by !lIe prevai ling pany. which shall be detemlined and fixed by the court as part of the judgment. SECTTON 54. THlRD PARTIES This Lease sha ll not create any rights in any olher tenant or occupant of rhe Building. nor shall any lease between Landlord and any other tenant or occ upant of the Building create any rights in Tenant under thi s Lease. No action of Landl ord in en forcing or waivi ng any provision of any lease between Landlord and another tenant or occupant of the Building shall obligate Landl ord to enforce or waive any similar provision in this Lease, nor shall any action of Landlord under this Lease obl igate Landlord to take any simijar actioD under any other Icase. SECTION 55. ENTIRE AGREEi\'fENT This instrument, along with any Exh ibits and attachments hereto. constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the Ex hi bits and attachments may be altcred, amended or revoked onl y by an instnl111ent in writi ng signed by both Landlord and Tenant. TENANT ACKt-iOWLEDGES AND UNDERSTANDS THAT THE LEASING GUIDELINES ADOPTED FROM TIME TO TIME BY L<\l~DI..orm DO NOT CONFER ANY RIGHTS ON TENANT, AND THAT TENANT'S RIGHTS ARE DESCRIBED EXCLUSIVELY IN THIS LEASE, 29

No waiver by Landlord of any of the terms, covenants or conditions of this Lease shall be effective unless in writing and signed by Landlord.

There are no oral agreements or representations between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements or representations and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof.

This Lease shall be governed by and construed in accordance with the laws of California and, if any provisions of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. The titles of the several Sections contained herein are for convenience only and shall not be considered in construing this Lease. Unless repugnant to the context, the words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, personal representatives, executors, administrators, successors and assigns.

SECTION 56. LIMITATION OF LIABILITY

Tenant agrees to look solely to Landlord's estate and interest in the Premises for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use and occupancy of the Premises, or any other liability of Landlord to Tenant.

SECTION 57. REQUIREMENTS OF LAW

Tenant shall comply with all laws, orders and regulations of federal, state, county and municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation thereof.

SECTION 58. NUMBER AND GENDER; ADVERBS

The terms "Landlord" and "Tenant" whenever used herein shall be applicable to one or more persons, as the case may be, and the singular shall include the plural and neuter shall include the masculine and feminine and if there be more than one, the obligations thereof shall be joint and several. The adverbs "herein", "hereunder", "hereto", "hereby", "hereinafter", etc., whenever the same shall appear herein, shall mean and refer to this Lease in its entirety and not to any specific Section or other part thereof.

SECTION 59. NO PARTNERSHIP OR JOINT VENTURE

Nothing contained herein shall be deemed or construed to create the relationship of principal and agent, or partnership, or joint venture between the parties hereto, it being understood and agreed that neither the method of computing of rent nor any other provision contained herein,

30

nor an y ac tS of the parties hereto, shall be deemed to create any relationship between the panics hereto other than til e re lationsh ip of Landlord and Tenant. SECTION 60. GUARANTOR ConCUl1'ent w ith Tenant' s execution and delivery of this Lease, Tenanl sha ll ca use the Guarantor identified in Section 1 (T) to execute and deli ver to Landlord a Guaranty of Lease in the [01111 attached as Exhibit D ro this Lease. 31

IN WITNESS WHEREOf, Landlord and Tenant have executed thi s L ease as of the day and year first above written. LA NDLORD: Sunset Triangle InYestors, LLC, a California limited liability Company BY&~ .fake Mathews Its: Ma nager TENANT: By: Tyle. ./ Its: Manager and jointly and severally as Guarantor herein 32

I ' ll EXHIBIT A FLOOR PLAN L! r <_. L 1,~1 .~ r 1 - ING FJ OOR PLAN [XIS I - $ " " Fl yr. H Ol wESi <;UN ~ , .:.· .. ,ct ..... ,_ 3701 Lease Exhibits

-~ --, l l EXIS TlNG FLOOR PLAN HOI .... 'EST '.i V"Sn BLVD 3701 Lease Exhibits "

EXHffi IT B OPTION(S) TO RENEW 370 1 Lcas~ Exhib its So long as the person or entity originall y named in th e Lease as the "Tenant" occupies the entircty of the Premises and has not assigned. subleased or othelwisc transfclTcd its rights in th e Lease or U1C Premises, Tenant sha ll have two (2) options (cach. an "Extension Option ") to ex tend the telll' of th is Lease for a period oftive (5) years per Extension Option from the Lease Tenn ination Datc, or th e ex piration of each prior Extension Period for which Tenan t has properl y exercised an Extension Option. as th e case may be (each , an " Ex tension Period"), with respect to the eotirety of the Premises. subject to the foUowing terms and conditions. If Landlord grants Tenant more than one ( I) Extension Option, Tenant 's right to exerci se the second and any subsequent Extension Option is condition ed upon Tenant' s timely and proper exercise of each preceding Ex tension Option. Eac h Extension Option sha ll be exerc ised, if at a ll , by notice of exercise given to Landlord by Tenant not more than ninc (9) months nor less than six (6) months prior to the expiration of the Lease TClm or then-appli cable Ex tension Period, as the case may be. Anything herein to the contrary notwithstanding, if (i) more than two (2) defaults have occurrcd prior to Tenant 's exercise of an Extension Option or (i i) Tenant is in default under any of the tenns. CO\'enants or conditions of th is Lease. e ither at the time Tenant exercises the app licabl e Extension Option or on the commencement datc of the applicab le Ex tension Period. Landlord shall have, in addition to all of Landlord 's other ri ghts and remedies provided in this Lease, the right to tenninate aU Extension Options UP0 tl notice to Tcnant and, upon such termination. the Extension Options sha ll be of no force or effect whatsoever. In the event an Extension Option is exercised in a timely fashion. th e Lease shall be cxtended for the applicable Ext.ensi on Period upon all of the tern,s and conditions of th is Lease. pro vided that thc Minimum Month ly Rent for such Extension Period sha ll be three percent (3%) abo\'e the Minimum Monthly Rent fo r the munth immediately prior to tbe Ex tensi on Period in questi on. No leasi ng com miss ions shall be due or payable to any broker reta ined by Tenant with regard to this Lease for any Extension Period. Upon each anniversary of the date ofeommencement of each applicable Extensi on Period (each. an "Adj ustm ent Date") , the Minimum Monthly Rent duc per month shall be increased by an amount equal to three percent (3.0%) of the monthly Minimum Month ly Rent for th e previous year. The parties express ly agree Lhat thc provisions or th is Exhibit B shall be implcmented in accord ance w ith express terms of this Exhibit Band tmder such other procedures a the parties may agree to in Lheir sole discreti on , and except as ex pressly set forth above, sha ll NOT be subject to or governed by rhe provisions of California Code urCivil Procedure Section 1280 ct seq. as an arbitration, and a ll sueh arbitrat ion provisiuns are hereby intentiona lly waived.

370 I Leas~ Exhibits TENANTS INITIALS: (r'\- 03 Landlord: _2_1-___________ _

3701 Lease Exhibits

EXHIBIT C

SPECIAL CONDITIONS

IF REQUIRED BY THE CITY OF LOS ANGELES OR ANY OTHER GOVERNMENTAL AGENCY

Tenant shall be required to install, maintain, repair, inspect and service an air filtration system (such as a "smog hog") for its wood-fired ovens and other cooking devices that may generate smoke, fumes or odors; such system shall be sufficient to comply with all applicable requirements of the City of Los Angeles and otherwise shall be reasonably acceptable to Landlord. Tenant shall not UNREASONABLY cause or permit its use of any such ovens or other cooking devices to annoy or disturb the residents of the Building, other tenants or occupants of the Building, or the general public. If Landlord receives complaints that Tenant's use of such ovens or cooking devices is annoying or disturbing the residents of the Building, other tenants or occupants of the Building, or the general public, Landlord may require that Tenant immediately cease use of such ovens or cooking devices or take other corrective measures as required by Landlord. The failure of Tenant to comply with such requirements shall constitute an immediate default and breach by Tenant of this Lease.

TENANT'S INITIALS: ______

Landlord: ______

3701 Lease Exhibits EXHiBIT D The GUARANTY OF LEASE ("'Guaranty") is entered into this ::;...... day o r f d1f"IAL ... I , 20 l ~. by and between Dustin Lancaster and Tyler BeU , jointly Ull d severally ("G ua ra ntor"). and Sunset Triangle Investors, LLC. a Califomia limited liabil ity company (" La ndlord--). RECITALS A, A Cetlain Restaurant Lease of even date herewith (the " Lease") has been, or will be, cxecutccl by and between Landlorcl and Du,t in Lancaster and Tyler Edl (Guarantor herei n ) as the Tenant thereunder ('"Tenant" ), covering certain premises withill the buildi_ng located at 370 I W. Sunset Blvd. , Los Angeles, California 90026, all as more particularly described therein. Except where otherwise provided in thi s Guaran ty, all initially capi talized terms used herein shall have the meanings ascribed to them in the Lease. B. Landlord is requ iri ng as a condition to its execution of the [case that the undersigned guarantee the full pcrfonnancc ofrhc obligations of Ten ant then:undt.:r. C. Guarantor acknowledges that it will receive a direct or illdirect fIllancial benefit I,'om the lease and therefore desires that Landlord enter into the Lease with Tenant. NOW, THEREFOR E, for other good and valuab le consideration, the rece ipt and suHic icncy of \vhicb arc bereby acknowJc:dgcd. Guarantor hereby covcni1nt~ iim! agrct:s (:loS follows: 1. Guaranty of Tenant!s Pay ment and Performance . Guarantor uncon ditionally ami irrevoca bl y guarantees to Landlord the fu ll, prompt and complete performance of each and all of tbe terms. covenants and co nditions of the Lease (including any amendments and extensions thereto) required to be performed by Tenant thereundcr, including, but not limited to , the du e and punctual payment of all Minimum Monthl y Rent, Additional Rent, an d any and all other charges or Stuns. or any poniol1s thereof. to accrue or become due from Tenant to Landlord during the Lease Term pursuant to th e Lease. im:luding any renewa l or ex tensions th ereof and any ho ldi ng over (--G uaranteed Sums"). 2. Tenant' s Failure to Perform, Tf Tenant fails to pay any Guaranteed SUIllS when due under the Lease . then. with in ten (10) days rollowing \vrinen notice to Guarantor by Landlord, Guarantor shall pa y to Land lord or Land lord' s desif,'11ated agent, by certified check or cashi er' s chcck, any such Guamnlecd Sums as may be, due and owing from Tenant to Landlord by reason of Tenant' s failun: to so perform. 3. Other Lease Provisions. If Tenant fails to perf01ll1 any covenants, tellllS or conditions of rhe Lease as required to be performed (other than as provided for in Section 2 above) . then upon written norice to Guarantor by Landlord, Guarantor shall commence and complete performance of the conditions, covenants and terms wi thin. five (5) busin ess days after the date of Landlord 's nQtice to Guarantor of such failure by Tenant to so perfonn; provided, however, that in the event the perfonnance by Guarantor cannot reasonabl y be completed wi thin fi ve (5)

3701 Lease Exhibits

business days, Guarantor shall commence performance within that time and diligently pursue the same to completion within a reasonable period of time.

4. **Additional Damages and Interest**. In addition to the payment of Guaranteed Sums and the performance of any and all other provisions, conditions and terms of the Lease which may be required of Guarantor by reason of Tenant's failure to perform, Guarantor agrees to pay to Landlord any and all incidental damages and expenses incurred by Landlord as a result of Tenant's failure to perform, which expenses shall include, without limitation, actual attorneys' fees. Guarantor further agrees to pay to Landlord interest on, any and all sums due and owing Landlord by reason of Tenant's failure to pay same at the maximum lawful rate at the time of payment thereof, or if there is no prescribed maximum rate, then ten percent (10%) per annum.

5. **Enforcement by Landlord**. The liability of Guarantor under this Guaranty is an absolute and unconditional guaranty of payment and of performance and not of collectability. This Guaranty shall be enforceable against Guarantor, its successors and assigns, without the necessity for any suit on Landlord against Tenant or otherwise with respect to the Lease, and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives except to the extent notice is specifically required by this Guaranty. Guarantor further agrees that Landlord may enforce this Guaranty without the necessity of resorting to or exhausting any security, and without the necessity of proceeding against any other guarantor. The validity of this Guaranty and the obligation of Guarantor hereunder shall not be terminated, affected or impaired by reason of Landlord's assertion or failure to assert by Landlord against Tenant of any of the rights or remedies reserved to Landlord by the Lease, at law or in equity, and the exercise or non-exercise by Landlord of any such rights or remedies shall not constitute a legal or equitable discharge of Guarantors. The liability of Guarantor hereunder is coextensive with that of Tenant and is joint and several.

6. **Guarantor's Waivers**. Guarantor hereby waives, to the extent permitted by law and except as specifically provided herein: (a) all notices and presentments to Guarantor, to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty, or of default in the payment of the Guaranteed Sums (or any portion thereof), and enforcement of any right or remedy with respect thereto or notice of any other matters relating thereto; (b) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (c) all defenses based upon any disability of Tenant and any and all other waivable defenses; (d) any and all right to participate in any Security Deposit held by Landlord now or in the future, and (e) all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Landlord may enforce his Guaranty upon the occurrence of any default under the Lease, notwithstanding the existence of any dispute between Landlord and Tenant with respect to the existence of the default or payment of the Guaranteed Sums (or any portion thereof) or any counterclaim set-off or other claim which Tenant may allege against Landlord with respect thereto. Moreover, Guarantor agrees that its obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

7. **Continuing Guaranty**. This Guaranty shall be a continuing guaranty. The liabilities and obligations of Guarantor hereunder shall be absolute, unconditional, and shall not be

3701 i.ease ExhibiL' released. di scharged or ill any way affected by any of the following matters. regardless of whether Or not Landlord bas notice or knowledge thereof: (a) any alllendment. modification ot~ or supplement 10 the lease, any execution of a new Lease or any assi,b'11ITICnlIlT transfer thereof: (b) any exercise or noncxerci se of an y right, power. remedy or pri vilege under or in respect of the Lease of th is Guarant y or any waiver, consent. ex tension. renewal. modifi cation or transfer thereof: (c) any bankl11ptcy. insolvency. rcorg(ll1iz3tion. an'angement, readjustment. composition. liquidalion or sinlilar proceeding !"\.:lau.::d to Tenant or Tenant's assets; (d) any limi tation on the liabi lity or obligation of Tenant under the Lease or its estate in banknlptey or of any remedy for the enforcemenl thereof, resulting from the operation of any present or future provi sion of Bankruptcy Code Or other stanltc, whether state or federal. or from the deci sion of <1n y court' or (e) any transfer by Ten ant ur any assignment of Tenant's interest under the Lease. 8. :-10 Subrogation . Guarantor agrees that until slich ti me as all of Tenant ' s obl igations to Landlord have been full y and irrcvocabl y paid and discharged, no payment by Guarantor pursuant to any provision hereof shall emilie Guarantor. by subrogation or otherwise. to the rights of Landlord under the Lease 10 any payment by Tenant or to any of the property of TenanL Guarantor further agrees thar, to the extent the v.'aiver of its light of subrogati on as set forth herein is found by a cOlin of competent jW'isdietion to be void or vo idablc for any reason . any fights of subrogation Guarantor may have against TcnaDi shall be junior and subordinate to any right Landlord may have againsr Tenant. 9. Notices. All notices. requests and demands 10 be made hereunder to the pani cs hereto shall be ill writing and Notices may be either deli vered personally or sent by prepaid , regis tered or cenified mail , an d if so mailed, shall be deemed to ha,·e been given five (5) days followi ng the date lipa n wh ich it was deposited in the 111ai1. The addresse, of the pan ies for the purposes hereof shall be the addresses set fOrlh fur such parties in Section I of the lease. or such orher addresses which the panies may provide to Olle another in accordance herewith . 10. Parti a l Payments . Guarantor's payment of a ponion. bur not all. of the Guaranteed Sums. shall in no way limir. affect. modify or abridge Guarantor's liability for that ponion of the Guaranteed Sums which is not paid . \Vithout in any way limiting the generality of the foregoing. in the event that Landlord is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guaranteed Sums, such judgment shall in no way be deemed to rel ease Guarantor fr0111 its covenant to pay any porti on of the Guaranteed Sums \vhich is not the subject of such suit. I I . No Benefit to T hird Pa rties . Thi s Guaranty is solely for the bene!; t or Landl ord and is nOI intended 10 nor shal l it be decmed to be for the benefit of any third party, includ in g Tenant. 12. Successors and Assigns. Th is Guaranty shall be binding UPOll Guaralltor. iLS successors and ass igns. shall inure to the benefit of. and sha ll be enforceable by Landlord. its successors ano assigns. Thi s Guaranty may be assi,bTJlcd in who le or in part by Landlord without notice to {fUilrantof. 13 . Attorneys' Fees . L11 tbe event of any liligalion arising our of or in connection \vith this Guaran ty: including for rhe enforcement of any of the covenants, terms or conditions hereof, lhe non-prevai ling party s ilall pay the costs thereof and at!Omeys ' fees actuall y incurred by the

3701 Lease Exhibits prev~i1ing party (including the fees and charges of legal assistams or other non-anorney per50nnei performing services under the supervision of an attol11ey), which sha ll he determined and fixed by the e01l11 as part of the judgment, whether or not such litigation is prosecuted to judgment. Guarantor covenants and agrees that Guaramor intends by thi s Section 13 10 compensate for attomeys ' fees actually incLilTed by the prevailing patty to the palticu lar attorneys involved at such attorneys' th en norma l hottriy rates ami that this Section 13 shall t:onstitutc an instruction to rhe court that stich rate or rates shaH be deemed reasonable. 14. Governing Law. Th is Guaranty shull be governed by ancl constlued in accordance with the laws of the State of California. and Guarantor hereby consents to the jurisdiction of the COU l1S of the State of California. Ij . In validity . Every provision or Ihis Guaranty is intended to be severable. In the event an y tenll or provision herein is declared to be illegal , invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction. such illegality, invalidity or unenforeeability shall not affect tile balance of the terms and provisions hereof, which terms and proviSions shall remain ill full force and effect. 16. Modification or Guaranty. This Guaranty constinltes the fu ll and complete agreement between tbe panies hereto and it is understood and agreed thai the provis ions hereof may only be modi lied by a writing executed by both partics hereto. 17. Miscellaneous Rules of Consll·ucti on . Whenever the singular or mascul ine or neuter is used in th is Guaranty, the same sha ll he construed to mean the plural, fem inine or body corporate where tbe context of rhis Guaranty or the pal1ies hereto may so require. The locative acl\'crbs "herein", "hereunder" , "hereto", "hereby" , "hereafter", etc. , whenever the same ~hall appear in this Guaranty, shall mean and refer to this Guaranty in its entirety and not to Guaranty Page 5 of flve any 'peeific Sec tion or ut her pan Ihereor. In addition. any captions or headings used in this Guaranty arc for reference purposes only and are in no way to be constlued as part of thjs Guaranty. 18. Duration of Guaranty. At such time as the Lease has expi red or otherwise been tel1l1inated and the entire unpaid balance or the Guaranteed Sums for the term of the Lease (int:ludi ng any portion of the term remaining unexpired at the time the Lease is termin ated), together with all interest accrued thereon. is paid in ntll and all other obligations of Tenan t ullder the Lease arc fully performed and satisfied, Guarantor shall be released [rom all duties and rcsponsibi litie::; a,<; ~et forth in this Guaranty.

370 I Lease Ex hibits TN WITNESS WHEREOF. Guarantor ha, executcd this Guaranty as of the day and y,,-,ar first above writtell . GUARANTOR : Dustin Lancasler Gufu:antor's Signature LAl\'ULORD: Sunset Triangle. Investors LtC. a Californ ia lim ited liabil ity Company

3701 Lease Exhibits EXHIBIT E BU ILD ING RULES AND REG ULATIONS I. Except as specifica lly provided in the Lease to which these Rules and Regula tions are attached. no sign , including "A" Board type. placard, pi ctu re. advertisement. name or notice shall be installed or displayed on any part of the outside or inside of the Premises withoullhe prior written consent of Landlord. Landlord shall have the right to remove, at TCl1ant's expense and without notice ~ any sign install ed or displayed in \'ioI3tion of this rule. All approwd signs or lettering on doors and walls shall bt: printed. painted, aftixed or inscribed at the expense of Tenant by a person approved by Landlord. 2. Tenant shall not place anything or allow anYlhing to be placed near thc glass of any window. door. partition or wall , which may appear unsightly from outside the Premises at the discretion of the Landlord . 3. Tenant shall not obstnlct any Common Areas, including sidewalk,. halls. passages. ex its. entrances, elevators or stairways in or about the Premises. Landlord shall in all case~,,; retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety. character. reputation and interest of the Premises and its tenantS and occupants: providing that nothing herein contained shall be construed to prevent such access to persons with \\-hom any tenan t nOl1nall y deals in the ordinary course of this business , unless slleh pl!rsons are engaged in illegal Or unlawful actlvilies. '0 tenant and 110 employee or in vitee of any tenant shall go upon the roof of the Premises. 4. All Common Area cleaning and janitorial sen'ices for the Premises and the Prem ises shall be provided exc lusively as outlined in the Lease. Tenant shall not cause any unnecessary labor by carelessness or indi ffcrence tu the good order and cleanliness of rhe Prenlises. Use or the C0I111110n Areas for business activity is at the sole discretion of the Landlord . Tenant further agrees to any res trictions whatsoever applied by Landlord regarding such lise Ten an t also ab'fees to inUllediatcly remove any personal property o r trade fixt ures at Landlord's reques t. 5. Upon the commencement of' the initial Lease Term. Land lord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may charge a reasonable fee for any additional keys and/or addi ti onal securi ty syslC111 access device. Tena11l shal l nor alrer an y lock. install a new add iri onallock, or boil on any door of its Premises without prior written approval from Landlord . Tenan t shall provide Landlord with keys for all locks. Tenant, upon the te111lination of its tenancy, sha ll deli ver to Landlord the keys to al l doors, and all security system access devises. Landlord shall be pro\'ided access to Premises upon 24 hours' prior notice to Tenant of Landlord 's inrcnt to enler (provided that Landlord may enter without notice in the event of an emergency). Tn the event locks. glass in the doors, partition or windows of the

370 I Lease hhibi t, prem ises are broken. it i, Tenant ' s responsibi lity to rcplaee or repa ir. If Tenant t~,i1S to comply. Landlord may repair or rcpiacl! at the expense ofTcnanL 6. No delivery shall be made tl," t impedes or interferes with any other tenant or the operation of th e Premi ses. In its use of {he loading areas for the Premises, Tcm.ll1t shall not obstruct or pcrmit the obstruction of the loadin g areas. and at J]O time shall Tenant park vehicles lherein except for loading and un loading. No furn it ure. freight, or equi pment of any kind shall be brought into the Prem ises w ithout the consent of Landlord and al l moving of the same into or out of the Premises shall be done at such time and in sllch manner as Landlord sha ll designate. Every person employed to move sllch equipment in or out of the Premises mllst be acceptable to Landlord. Landlord will not be responsible for loss of; Or da mage to. any such equipment or other property from any cause, and all damage done to the Premises by ma intaining or moving such equipment or other propeny shall be repaired at the expense of Tenant. 7. Tenant sha ll not place a load lipan any floo r of the Premises that exceeds the load per square foot that such Door was designed to cany and that is allowed by law. Landlord shall have the right 10 prescribe the weight, size and pos ition of all equipment, materials. furnirure or Other propeny brought into the Premises. Heavy objects shall. if considered necessary by Landlord. stand on such platfonTIS as detell11ined by Land lord to he necessary to properly distribute the weight, which platforms sha ll be provided at Tenant 's expense. Any bus iness mach ine or mechanical equipment belonging to Tenant that causes Doise or vibrar ion that may be transm itted to the strucntre of {he Prem ises, demised premises or to any space therein, to such a degree as to he objeclionable to Land lord or lO any tenant in the Premises, shall be placed and maimained by Tenant. at Tenant's ex pense. on vibration eliminators or other devices sufficient to eliminate noise or vibration. 8. Tenant shall not usc or keep in Ihe Premises any kerosene , gasoline or flam mab le or combusti ble nuid or material ot her than those lim ited quamities necessary for the operation or ma intenance of office eq ui pment. Tenan t shall nol use or permit to be used in the Premises any foul hazardous or noxi ous gas, substance, or pen11it or all ow the Prem.iscs to be occupied or used in a manner offensive or objectionable [Q Landlord or any other occupant of the Premises by rca son of noise. odors or vibrations from the Premises. nor shaJl Tenant bring into or keep on or aboUl the Premises any animal other than service .mimals sllch as see ing-guide dog. 9. Tenant shall not wasle or misuse util ities including bur not li mited to electrici ty. water, lrash rcmO\'al and agrees to cooperate fully with Landlord to assure the most effective operation of the building and to comply with any govern mental encrgy- saving rules. laws or regulations of wh ich Tenant has aerual notice. and shall refrain from attempting to adjust controls. Except for establi,hed Premises bours, which may be changed from time to timt: hy Landlord: access to the Premises. or the halls, corridors) cJeyators or stairways in the Prem ises. or to the Premises, may be refused un less the person seeking access is known to the person or employee of the Premi'ses in charge and hai; a pas~ or is properly identified. Tenant sha ll be responsible for all persons for whom it requests passes and shall be liab le to Landlord for a ll ac ts of such persons. Landlord

3701 Lease Exhibi ts shall Dot be liable for damages for any error with regard to the admission to or exclus ion from the Premisc~ of any person . Landlord reSCIYCS the right to prevent access to {ile Premises in case of inva::; ion, mob. riol. public excitement or other cOllllllotion hy closing the doors or by other appropri ate action. Landlord reserves the ri ght to close and keep locked all entrance and exi t doors of the Prem ises on lega l holidays. and on other days during sllch hours as Landlord may deem necessa.ry. 10. Tenant shall clo,e and lock the doors of its Premise, and entirely shut off all ttliliti es services other than those utilities services specifically requested to be left on by Landlord before Tenant and its employees leave the Premises. Tenant agrees to leave any and ail lights on during Mandatory Business hours as outlined in Exhi bit E ill order to maintai n adequate iiluminarion of sUD"ollnding areas. It is the Tenant '. responsibility to instal l timi ng devises Or make other an-ungcmenrs ro ensure compliance with this proviston. Tenant shall be rcsponsible for any damage or injuries sustained by other tenants or occupants of the Premises or by Land lord for Tenant's noncompliance with this ntle. 11 , The to il et rooms. toi lets. urinals, wash bowls and other apparatus shall not be used for any purpose other than that lor wh ich they were constntcted and no fore ign substance of any kind whatsoever shall be thrown therein , The expense of any breakage, stoppage or damage resulting from violation of th_is rule shall be horne by the Tenant who. or whose employee or Invitec. shall have caused it. 12. Tenant shall not create a nuisance. whic h may interfere with the qu iet t:I1Joyment of other tenants OJ' occ upan ts of the Premises Tenant !:ihal l not use the Premises for any business or activity other than tilat specifically provided Tenant's Lease. 13. Except as pennitted in the I"ease. Tenant sha ll nOt install any radio or television antenna, loudspeaker or otber devices on the roof Or exterior walh of the Premises. Tenant shall not interfere with radio. \ViFi or television broadcasting or reception from or in th e Premises Or dsc\vherc. 14. Tenant sha ll nOl deface the Premises or any pan thereof except in accordance with the provisions of the Lease pertaining to alterat ions. Landlord reserves the right to direct electric ians as to where and how telephone and cable lines arc to be introduced to the Premises. Tcnant ,hall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Prem ises or any wall or ce iling coverings in any manner except as appro\"ed by L"-ndlord. Tenant shall repair any damage resu lting from noncompli"nce with this tulc. 15. Tenant , hall not install . maintain or operate upon the Prem ises any vending machine. A TM machine. \"ideo game or other coin-operated or coin-activated device without the wrillen consent of Landlord, 16. Landlord reserves the righ t to exclude or expel from the Premise, any person who. in Land lord 's judgment. is intoxicated or under the influence of any liquor or drug or v.,:110 is in violation or any of the Ru les and Regu lations of the Premises.

3701 Lease Exhibits 17. Tenant shall not dispose of garbage. refuse or other trash generated from its Premises except in trash facilities provided or approved by LandJ ord. Tenant shall not place in any garbage receptacle any material that is recyclable or cannOt bc disposcd of in lhe ordinary and customary manner of garbage disposal. All wood pallets received are the respons ibility of the Tenant to dispose of offsite and shall not be s tored on sire withom prior consent of Landlord. Recyc.ling, including the proper disposal of used cooking oil, is mandatory. All recycl ing, garbage, and pallcts shall be dcpositcd in accordance with [he direct ions issued by Landlord, which may change fro m time to lime at the discretion of Landlord . Landlord reserves tile right to assess fines for any trash, rec ycling or pallets not disposed of per Landlord's direction . 18. Tenant shall comply with all safety, ftre protection and evacuation procedures and regulatio ns established by Land lord or any gO\'emment agency. 19. Tenan t assumes any and all responsibility for protecting its Premises from tbeft, robbery and pilferage, which includes keep ing doors locked and other means of entry ro the Premises closed. 20. Landlord may waive anyone or more of these Rules and Regulations for rhe benefit of Tenant or any other tenant. but no such waiver by Landlord shalt be consnu-cd as a waiver of SllCh Rules and Regulations in favor of Tenant or any other tenant. nor prevent Landlord from enforcing any such Rul es and RCbTUiatiol1s against any or all of the tenants of the Premises. 21. These Hules and Regulations are in add iLi on to, and shall not be constl1led to in any way modify or amend. in whole or in part, the terms, covenant", agreements and condition s ofthc Lease. 22. If Tenant uses locking. devices other than those provided by Landlord, Tenanr agrees to provide l andlord. at the lime ur the installation of sllch devices. with keys or the loc ki ng combinat ion to the Premises [or use by Landlord or its agent. FUlthcrmorc, at Landlord!,s request. Tenant is required to provide Landlord with a copy of its Premise's key. 23 . Landlord reserves the right to make such other and reasonable Rules and Rt:gulations as, in its judgment. may from time to ti me be needed for safety and security. for care and c lean liness of the Premises and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Rq,'Ulations hereinabove stated and any additional rules and regulations [hat are adopted. Landlord re.serve the right. By 30 days written nOtice to Tenant, LO rescind, al ter or waive any rule(s) or regulation(s) at any time. 24 . Tenant shall be responsi bl e for the observation of all Ol'the foregoing rules by Tellam's employees, agents, clients , customers. incites and guests. Smoking is restr icted in and around the Premises includi ng public areas oefinco as lobb ies. restrOOIllS, stairwells. and garage. Absolutely no smoking is permitted within 25 feet of any of the exteri or entry (0 include all other work areas and Tenant understands that state

3701 Lease Exhibits law governs smoking in the common areas of [he Premises and agrees to abide by such law. 25. Landlord may di rect the use of all pest extermination and scavenger contractors at such intervals as Landlord ma y require. Should it be determined that Tenanr 1s operation practices arc creating or expanding the invasioD or pests, Tenant wi ll be responsibl e ror all costs to including pest extcrnlination of the building. 26, It is understood and agreed that whenever the work "Tenant" occurs tn these Rules and Regulation ~. it shall mean Tenant's associates, agents. clerks. employees and \'isitors. Wherever the word "Landlord" occurs in these Rules and Regulations. it is understood and agreed that it sl1a ll mean Landlord 's assigns, agents, clerks, employees and visitors. TE" ANrs~: Landlord: /r!v'-

3701 Lease Exhibits EXHIBIT F SECURITY DEPOSIT The Security Deposit shall be $53 ,061.20 (Fifty Three Thousand Sixty One Dollars and Twenty Cents).

SUNSET TRIANGLE INVESTORS, LL e Jan uary 24, 2014 Re : 3701 Sunset Bou levard (the "Premises") La Conq. LLC Atte11l ion: Dusti n Lancaster and Tyler Be ll In considerati on ofLaConq. LLC entering into a lease for the subject Premi ses and the two of you executing YOllr personal guarantee of same. the undersigned agrees [hat during the duration of La Conq's tenancy of rhe Premises it shall ha\"c have' two rcsclyC'd parking spaces in the parking lot to the rear or the Premises rc!';cf\'ed for its l:111ployces with 24 hULlr access to these parking sptu.:es. SUNSET TR IAl'\GLE lJ\'VESTORS, L LC, a Ca liforn ia limited liability company B~~ Jake Mathews. ItS j anager Acknowledged and Agreed La Conq. LLC BY : ~~Hf.~ ____ _ d individually. joint ly and severally

AMENDMENT TO LEASE This Amendment to Lease (Lhe "Amendment") is made and entered into this 4 day of September, 2020, by and between SRT LA Retail, LLC, a Delaware limited liability company ("Landlord") and La Conq. LLC, a California limited liability company ("Tenant"). B..ECIIe.J.£ A. Landlord and Tenant are parties to that certain lease agreement dated February 5, 20 \4 (the "Lease"), wherein Landlord has leased to Tenant and Tenant has leased from Landlord approximately 2,434 square feet of space located at 3701 Sunset Boulevard, Los Angeles, California (the "Premises"). Landlord currently holds S53,091.20 provided by Tenant as a security deposit (the "Security Deposit"). Capitalized terms that are not defined in this Amendment are defined in the Lease. S. Landlord and Tenant desire to amend the Lease to extend the Lease Term and to document the parties' agreement to modify and amend the terms and conditions of the Lease, all in accordance with the following. NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows: AGREEMENT I. Extension of the Term . Landlord and Tenant hereby agree to extend the Lease Term for two (2) years to September 5, 2026 (the "First Extension Term"). For the avoidance of doubt, pursuant to this Amendment, the First Extension Term shall extend the Lease by a total of twenty-four (24) months, changing the Lease Term from one hundred twenty-seven (127) months to one hundred fifty-one months (151). The existing term of the Lease shall govern the First Extension Term, including, without limitation, the payment of any Additional Rent due under the Lease; provided however, that the Base Rent for the first year of the First Extension Term shall be 103% of the Base Rent due for the last year of the original Lease Term, and the Base Rent for the second year of the First Extension Term 09JU1I20 I shall be 103% of that in effect for the first year of the First Extension Term. Tenant shall retain its extension options set forth in the Lease.

2. Monthly Minimum Rent Abatement. Landlord hereby agrees to abate sixty percent (60%) of the Monthly Minimum Rent payable by Tenant for the Premises for the months of July, August and September 2020. Landlord shall also fully abate the payment of the Rent and Taxes for the month of April 2020 in the total amount of $19,044.46, and Landlord shall abate fifty percent (50%) of the Monthly Minimum Rent for June 2020 ($7,919.73). Landlord and Tenant agree and acknowledge that all amounts due for May 2020 have been paid.

3. Reduced Rent Period. Beginning in October, 2020 and ending on the earlier of February 28, 2021 or the Open Business Date (as defined below) (the "Reduced Rent Period"), Tenant shall pay Landlord forty percent (40%) of the Monthly Minimum Rent, and Landlord shall apply a portion of the Security Deposit to pay the remaining balance of the Monthly Minimum Rent due during each month of the Reduced Rent Period. Tenant shall continue to pay all Additional Rent due for the Premises during the Reduced Rent Period.

The "Open Business Date" shall be the first day of the first calendar month following the calendar month in which Tenant's restaurant/food service operations in the Premises may reopen to the public for "on premises" indoor restaurant/food services either without limitation or subject only to Limited Business Health Restrictions. "Limited Business Health Restrictions" means ongoing social-distancing and other health-protection limitations or restrictions on businesses open to the public that permit indoor, "on premises" operations, such as food service and restaurant operations, and are intended to protect the health of Tenant's customers and staff, that do not materially negatively impact Tenant's operations, including, without limitation, the following: (i) social distancing requirements or protocols applicable to customers and/or staff, such as reductions in the number of permitted tables or counter-spaces, and/or minimum distance requirements between tables and customers, provided that such limitations do not reduce capacity by more than ten percent (10%) from February, 2020 levels, (ii) mandatory staff and/or customer "fever elimination" temperature readings as a condition to work or service, (iii) requirements that staff wear face masks, gloves or other similar protective equipment, or take other, similar health protection

09/03/20 2

measures as part of ongoing business operations open to the public, (iv) requirements for increased after hours or business hours sanitation and cleaning of the premises and contact surfaces, and/or (v) provisions requiring Tenant to provide customers and/or staffwilh hand sanitizer, disinfectant wipes, hand-washing facilities, or olher similar heallh protection measures. The determination of the Open Business Date shall be made by Landlord in good failh and such good failh determination by Landlord shall be deemed final and binding on the parties, absent manifest error. 4. AmQunt Owed Upon Execution. Tenant shall pay Landlord concurrently with the execution Qfthis Amendment a total of 53 I ,450.29, which amount consists of: (i) fifty percent (50%) of the Monlhly Minimum Rent for June (57,919.73); (ii) all Taxes due in June of2020 ($3,205); (iii) 40% of the July Monthly Minimum Rent ($6,335.78); (iv) July 2020 Taxes due ($3 ,205); (v) 40% of the August Minimum Monthly Rent ($6,335.78); and (vi) all Additional Rents due fQr August ($4,449.00). This amount is in addition to any amounts due per the Lease as amended herein for September, 2020. 5. Beginning September 6, 2020, (reporting period of September 1, 2020 to August 30, 2021), in addition to lhe Minimum Monlhly Rent and Additional Rent due under the Lease, Tenant shall pay Landlord Percentage Rent as set forth below. "Percentage Rent" shall be an amount equal to, for each Lease Year, eight percent (8%) of Gross Sales (as defined below) in excess of such Lease Year' s natural breakpoint" made in , upon or from the Premises during such Lease Year. Percentage Rent shall be computed each calendar monlh, on or before the tenth (10th) day of the following calendar month , Tenant shall pay to Landlord the Percentage Rent for such month. For the avoidance of doubt, the monthly Percentage Rent shall be equal to eight percent (8%) of monthly Gross Sales in excess of one/twelfth (1 /12) of such Lease Year's natural breakpoint. The natural breakpoint shall increase annually by three percent (3%), in conjunction with lhe Annual Monthly Rent Increases as described in Section I(H) of the Lease. At the close of each Lease Year and within thirty (30) days thereafter, Tenant shall submit to Landlord a written statement, showing in reasonably accurate detail, the amount of Gross Sales of Ten ant during the preceding Lease Year. Thereupon, an adjustment shall be made with respect to said Base Rent and Percentage Rent as follows: If ~~~o 3

Tenant paid to Landlord an amount of Percentage Rent greater than Tenant is in fact required to pay for the Lease Year under the terms hereof, the excess shall be applied against amounts due from Tenant pursuant to the Lease, except that ifany unused excess exists at the expiration or termination of this Lease, such sum shall be paid to Tenant within thirty (30) days after Tenant returns the Premises in the condition required under this Lease. If Tenant paid to Landlord an amount of Percentage Rent less than Tenant is required to pay, Tenant shall immediately pay the difference to Landlord. The first S 16,000 collected by Landlord as Percentage Rent under this provision shall be applied to replenish the Tenant's Security Deposit, and thereafter shall be paid to Landlord. "Gross Sales" means the actual sales or rental price of all services, goods, wares, and merchandise sold, leased, licensed, or delivered, and the actual charges for all services perfonned by Tenant or by any Subtenant, licensee, or concessionaire in, at, from, or arising out of the use of the Premises, wholesale and retail , whether cash, credit, exchange, or otherwise, without reserve or deduction for inability or failure to collect. Gross Sales shall include without limitation, sales, rentals, and services: (i) when the order for them originates in , at, from, or arising out of the use of the Premises, whether delivery or perfonnance is made from the Premises or from some other place; (ii) made or performed by mail, telephone, telegraph. electronic mail , text, video, mobile application, internet, or any future technological means; (iii) made or performed by mechanical or other vending devices in the Premises; or (iv) that Tenant or any Subtenant, licensee, concessionaire, or other person in the nonnal and customary course of its business would credit or attribute to its operations in any part of the Premises. Any deposit that is not refunded shall be included in Gross Sales. Each installment sale or credit sale shall be treated as a sale for the full price in the month during which the sale is made, regardless of whether or when Tenant receives payment for it. Gross Sales shall not be reduced by any franchise, occupancy. capital stock, income, or similar tax based on income or profits. The definition of "Gross Sales" shall exclude: (i) tips or gratuities; (ii) city, county, State, or federal sales, use, gross receipts, or excise taxes on sales or services rendered from the Premises where such taxes are added to the price, or are stated separately in the bill , and are paid by Tenant directly to the applicable governmental agency; (iii) sums collected and paid out by Tenant for any sales or retail excise tax imposed 4 by any duly constituted governmental authority; (iv) any exchange of goods or merchandise between the stores of Tenant where such exchange of goods or merchandise is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made in, on, or from the Premises, or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made in, on, or from the Premises; (v) the amount ofretums to shippers, suppliers, or manufacturers; (vi) gift certificates or vouchers until the time that the foregoing have been redeemed; (vii) insurance proceeds or credits received for the settlement of damage, accident, loss, or destruction to Tenant's Personal Property, trade fixtures, produce, restaurant supplies, and/or products; (viii) any promotional sales, complimentary meals, beverages, and merchandise to third-parties; (ix) the amount of any cash or credit refund made upon any sale; (x) sales of machinery, equipment, Personal Property, and/or trade fixtures; (xi) me amOUnL of any cash or credit refund made upon any sale in or from the Premises previously included in Gross Sales hereunder, not to exceed the sum so previously included, where the meal or merchandise sold is thereafter returned by the purchaser and accepted by Tenant; (xii) all sums received by Tenant for lost or damaged products, produce, or merchandise; and (xiii) fees and/or charges paid directly to credit card issuers and/or third party delivery services. If, for the purpose of making sales or rentals of goods or provision of services, Tenant subleases, licenses, or in any manner allows use of space in the Premises (to the extent permitted hereunder) to another ("Subtenant"), Tenant is responsible for ensuring that Subtenant's books and records conform to me requirements in this Lease. Tenant shall include in its monthly report of Gross Sales, but separately noted, the Gross Sates of Subtenant. In addition, Tenant shall report as additional Gross Sales all rentals, commissions, revenue, income, or other compensation received by Tenant from Subtenant as payment for use of the Premises, or part of me Premises. The failure of any Subtenant to maintain its books and records of account as required in this subsection, or to report correctly Gross Sales, shall be deemed a failure on the part of Ten ant to conform to the requirements of this Lease. Tenant agrees to furnish or cause to be furnished to Landlord simultaneously with the payment of Percentage Rent (if any) a statement of Gross Sales of the Tenant, certified as true and correct by Tenant, within ten (10) days after the close of each calendar month , and an annual statement of Gross Sales within thirty (30) days 09~]f2{) 5 after the close of each Lease Year or within thirty (30) days after the expiration or termination of the Lease Term. Tenant shall keep and maintain the following books and records: true copies of all federal , state, and local tax returns and sales tax reports; records of daily bank deposits of the entire receipts from transactions at or from the Premises; sales slips, including those for mail or telephone orders; settlement report sheets of transactions with concessionaires and licensees; records showing that merchandise returned by customers was purchased by such customers; receipts or other records of merchandise taken out on approval ; daily dated cash register tapes; point of sale (POS) register reports; sales books; purchase invoices; inventory records; pricing schedules or other materials showing mark-up; duplicate validated bank deposit slips; bank statements; sales journals; general ledgers; financial statements; support documents regarding any exclusion or deduction from Gross Sales; and any and all other records which may be examined or required to be kept by an independent accountant in performing an audit of Tenant' s Gross Sales or which may be requested by Landlord. The preceding shall collectively be referred to as the "Records." Tenant shall preserve the Records at the Premises for at least three (3) years after expiration of each Lease Year or Partial Lease Year. 6. Rieht to Audit Tenant's Records. Landlord shall have the right from time to time, during normal business hours and upon reasonable notice to Tenant, by its accountants or representatives to audit all statements of Gross Sales of Tenant and/or its subtenant, licensee, or concessionaire, and in connection with such audits to examine the Records, including, without limitation, all supporting data and all tax records, and Tenant shall make or cause to be made the Records readily available for such examination. Landlord or its representatives shall have the right to copy the Records of Tenant supporting their examination of Gross Sales. If any such audit discloses that the actual Gross Sales exceed those reported by more than five percent (%5), Tenant shall forthwith pay: (i) the cost of such audit and (i i) Percentage Rent due, ifany, along with interest charges at ten percent ( 10%) or the maximum rate allowed by law if such rate is lower than the set percentage. In the event the audit discloses that Tenant overreports its Gross Sales and is due a refund, Tenant will be granted a credit toward future rents after deducting the cost of the audit. If Tenant subleases, licenses, or in any manner allows the Premises to be used by another party 09~1I20 6

(the "Subtenant"), Tenant is responsible for ensuring that the Subtenant's Records confonn to the requirements of this Lease. 7. Acknowledaement of Cured Default. Tenant acknowledges that defaults to date that have been addressed by this Amendment shall constitute one (I) cured default for purposes of Section 42(a) of the Lease. 8. NQ Broker. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment. and that they know of no real estate broker or agent who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments. and costs and expenses (including, without limitation, reasonable attorney's fees) with respect to any leasing commission alleged to be owing on account of any dealings with any broker or agent, occurring by, through or under the indemnifying party. 9. Confidentiality. The parties agree that Landlord, Tenant and their respective agents or any other parties acting for or on behalf of Landlord or Tenant shall keep completely confidential the tenns and conditions of this Amendment (collectively the "Confidential Infonnation") and agree not to disclose any matters set forth in this Amendment or disseminate or distribute any infonnation concerning the tenns. details or conditions hereof to any person, finn or enticy without obtaining the express written consent of the other party (to be given or withheld by the party in its sole discretion), provided, however, that Landlord may make any disclosures that it concludes, in its sole and absolute discretion, should be made under U.S. securities laws as a subsidiary ofa public company. 10. No Further Modification. All other tenns and conditions of the Lease shall remain in full force and effect. II. Conflict. This Second Amendment modifies and amends the Lease. To the extent there are any inconsistencies between this Second Amendment and the Lease, the tenns and provisions of this Second Amendment shall control. (Signature Page to Follow] 09A:lll20 7

IN WITNESS WHEREOF. Landlord and Tenant have executed this Second Amendment to Lease as of the date first above written. LANDLORD: SRT SF Retail I, LLC a Delaware limited liability company By: Name: Andrew Batinovich President Its : TENANT: La Conq, LLC A California Limited liability company :twtlit LMtafW By: Name: Dustin Lancaster Its: Manager By: Name: Tyler Bell Its: manager 0."""" 8

GUARANTOR AGREEMENT: For value received, and in consideration of Landlord's entering into the foregoing Amendment, each of the undersigned ("Guarantor"), having fully read and understood said Amendment, hereby consents to the terms and conditions of such Amendment and acknowledges and agrees that Landlord's and Tenant's execution of such Amendment shall not limit, waive or otherwise impair the obligations of the undersigned pursuant to that certain Guaranty of Lease given by the undersigned in favor of Landlord (the "Guaranty") dated February 5, 2014. The undersigned specifically reaffirms the terms and conditions of the Guaranty and agrees that it shall remain in fuJI force and effect with respect to the Original Lease, as amended by this Amendment. GUARANTOR: :t¥tJtlit Ulltcarter By; Name: Dustin Lancaster By: ~ Name; Tyler Bell 09103/20 9

APPLICATION OF SECURITY DEPOSIT

(Tenants in Possession)

Project ID : psilver   Lease ID: t0000626

Tenant Name: La Conq (El Condor)

Apply $47,762.78 of the Security Deposit to the following charges:

CTI Charge Code	Description	Charge Date	Amount
BRE SEC	60% of BRE per COVID Amendment	10/1/2020	<$9,503.68>
BRE SEC	60% of BRE per COVID Amendment	11/1/2020	<$9,503.68>
BRE SEC	60% of BRE per COVID Amendment	12/1/2020	<$9,503.68>
BRE SEC	60% of BRE per COVID Amendment	1/1/2021	<$9,503.68>
BRE SEC	60% of BRE per COVID Amendment	2/1/2021	<$9,748.06>
			<$47,762.78>

Explanation *(provide reason and appropriate backup)* :

Per Amendment to Lease dated 9/4/2020 security deposits to be applied to 60% Base Rent October 2020 - Feb 2021

Date: 9/8/2020   Signed : Karen Uribe

Property Manager

Approved: [signature] 9/8/20

Regional VP   Regional Counsel